As filed with the Securities and Exchange Commission on December 8, 2005

                                                             File No. 33-61869

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 14a-12


                          Pioneer Small Company Fund
                  (Name of Registrant as Specified in Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and 1-11.

     1) Title of each class of securies to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and idendtify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

PLEASE VOTE YOUR SHARES TODAY

Dear Shareowner,

I am writing to let you know that a special meeting will be held on January 17, 2006, for Pioneer Small Company Fund shareowners to consider the reorganization of Pioneer Small Company Fund (the Fund) into Pioneer Small Cap Value Fund. As a shareowner of the Fund, you have the opportunity to voice your opinion on this matter and I encourage you to do so.

By voting your shares, you not only express to Pioneer how you feel about the matter under consideration, you help eliminate the need for subsequent mailings or phone calls to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

You may vote by telephone, Internet or by mail. Please refer to the enclosed proxy card to vote by telephone or Internet.

To vote by mail, sign and date the proxy card and return it in the enclosed postage-paid reply envelope.

[side margin]
Your vote is extremely
important, no matter
how many shares
you own.

NOTE: If you vote by phone or Internet, please do not return your proxy card(s).

The enclosed package contains detailed information about the proposal being considered. Your Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner, have reviewed the Proposal. In the Trustees' opinion, the Proposal is fair and reasonable and they recommend that you vote FOR the Proposal. Please take a moment to read the enclosed materials before casting your vote.

Here is what a FOR vote means.

Pioneer Small Company Fund will be reorganized into Pioneer Small Cap Value Fund and you will become a shareowner of Pioneer Small Cap Value Fund. You will receive shares of Pioneer Small Cap Value Fund equal in value to your shares of Pioneer Small Company Fund.

[side margin]
There are three
convenient ways to
vote your shares --
by phone, on the
Internet or by mail.

Please note that the investment goals and focus of Pioneer Small Cap Value Fund is similar to Pioneer Small Company Fund, however, Pioneer Small Cap Value Fund will be substantially larger in size as a result of the reorganization. The portfolio management team of David Adams and Jack McPherson currently manages Pioneer Small Cap Value Fund.

The Trustees of your Fund believe that the reorganization offers you potential benefits, including the opportunity to be part of a fund with a larger asset size that may be better positioned in the market to increase asset size and achieve economies of scale, and has the potential to realize expense savings in the future. The enclosed proxy statement provides further detail regarding the reorganization.

Again, I encourage you to vote your shares as quickly as possible and I thank you in advance for your prompt attention to this matter. If you have any questions about the Proposal, please call Pioneer at 1-800-225-6292.

Sincerely,

/s/Osbert M. Hood

Osbert M. Hood

President and Chief Investment Officer
Pioneer Investment Management, Inc.

(C)2005 Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds, Member SIPC                  18280-00-1105
60 State Street, Boston, Massachusetts 02109 o www.pioneerfunds.com

IMPORTANT
PLEASE VOTE YOUR SHARES TODAY

Dear Shareowner,

I am writing to let you know that a special meeting will be held on January 17, 2006, for Pioneer Small Company Fund shareowners to consider the reorganization of Pioneer Small Company Fund (the Fund) into Pioneer Small Cap Value Fund. As a shareowner of the Fund, you have the opportunity to voice your opinion on this matter and I encourage you to do so.

By voting your shares, you not only express to Pioneer how you feel about the matter under consideration, you help eliminate the need for subsequent mailings or phone calls to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

You may vote by telephone, Internet or by mail. Please refer to the enclosed proxy card to vote by telephone or Internet.

To vote by mail, sign and date the proxy card and return it in the enclosed postage-paid reply envelope.

[side margin]
There are three
convenient ways to
vote your shares --
by phone, on the
Internet or by mail.

NOTE: If you vote by phone or Internet, please do not return your proxy card(s).

The enclosed package contains detailed information about the proposal being considered. Your Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner, have reviewed the Proposal. In the Trustees' opinion, the Proposal is fair and reasonable and they recommend that you vote FOR the Proposal. Please take a moment to read the enclosed materials before casting your vote.

Here is what a FOR vote means.

Pioneer Small Company Fund will be reorganized into Pioneer Small Cap Value Fund and you will become a shareowner of Pioneer Small Cap Value Fund. You will receive shares of Pioneer Small Cap Value Fund equal in value to your shares of Pioneer Small Company Fund.

[side margin]
Your vote is extremely
important, no matter
how many shares
you own.

Please note that the investment goals and focus of Pioneer Small Cap Value Fund is similar to Pioneer Small Company Fund, however, Pioneer Small Cap Value Fund will be substantially larger in size as a result of the reorganization. The portfolio management team of David Adams and Jack McPherson currently manages Pioneer Small Cap Value Fund.

The Trustees of your Fund believe that the reorganization offers you potential benefits, including the opportunity to be part of a fund with a larger asset size that may be better positioned in the market to increase asset size and achieve economies of scale, and has the potential to realize expense savings in the future. The enclosed proxy statement provides further detail regarding the reorganization.

Again, I encourage you to vote your shares as quickly as possible and I thank you in advance for your prompt attention to this matter.

Sincerely,

/s/Osbert M. Hood

Osbert M. Hood

President and Chief Investment Officer
Pioneer Investment Management, Inc.


(C)2005 Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds, Member SIPC                  18279-00-1105
60 State Street, Boston, Massachusetts 02109 o www.pioneerfunds.com

                           PIONEER SMALL COMPANY FUND

                              IMPORTANT INFORMATION

Dear Shareholder:

     I am writing to ask that you vote in favor of an important proposal that will affect your investment in Pioneer Small Company Fund ("your fund" or "Small Company Fund"). Your fund's investment adviser, Pioneer Investment Management, Inc., manages two mutual funds that focus on small-capitalization companies, your fund and Pioneer Small Cap Value Fund ("Small Cap Value Fund"). The enclosed combined prospectus/proxy statement contains information about a proposal to reorganize your fund into Small Cap Value Fund. If approved, you would become a shareholder of Small Cap Value Fund and would receive shares of Small Cap Value Fund equal in value to the value of your shares in Small Company Fund. Small Cap Value Fund would be the legal, accounting and performance survivor of the reorganization, with that fund's investment strategy, policies and overall structure being retained. The result will be that you become a shareholder of a fund the investment goals and focus of which are similar to your fund, but which will be substantially larger in size as a result of the reorganization. Our hope is that a larger asset base will enable the combined fund to invest more efficiently and to have the potential to realize expense savings in the future. Historically, the expense ratio of Small Cap Value Fund has been lower than your fund's expense ratio, and Small Cap Value Fund has achieved better investment returns than your fund. Your fund is selling its assets to Small Cap Value Fund and, consequently, Small Cap Value Fund will be the legal entity that continues after the reorganization.

                    WHY IS THE REORGANIZATION BEING PROPOSED?

     The trustees of your fund believe that reorganizing your fund into Small Cap Value Fund offers you potential benefits, including the opportunity to be part of a combined fund with a larger asset size that may be better positioned in the market to increase asset size and achieve economies of scale. Your fund's shareholders will realize lower expenses following the reorganization due to the increased asset base. Each fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. In addition, the larger portfolio of the combined fund may enable Small Cap Value Fund to hold larger positions in individual securities and, consequently, achieve better net prices on securities trades.

                                YOUR VOTE MATTERS

     After careful consideration, your fund's trustees have unanimously approved the reorganization of Small Company Fund into Small Cap Value Fund. The enclosed combined prospectus/proxy statement contains further explanation and important details about the reorganization, which I strongly encourage you to read before voting. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on January 20, 2006.

     Your vote makes a difference, regardless of the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone; via mail by returning the enclosed voting card; or via the Internet. Please refer to the enclosed proxy card and instruction letter for information about voting by telephone or via the Internet. If you have any questions or need additional information, please contact a Pioneer Customer Service Representative at 1-800-225-6292 between 9:00 a.m. and 5:00 p.m. (Boston time). I thank you for your prompt vote on this matter.

                                                Sincerely,

                                                /s/Osbert M. Hood

                                                Osbert M. Hood
                                                President and Chief Executive
                                                Officer
                                                Pioneer Investment Management,
                                                Inc.

                           PIONEER SMALL COMPANY FUND
                     ("your fund" or "Small Company Fund")

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         SCHEDULED FOR JANUARY 17, 2006

     This is the formal agenda for your fund's shareholder meeting (the "meeting"). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

     A special shareholder meeting for your fund will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on January 17, 2006, at 2:00 p.m., Boston time, to consider the following:

  1. A proposal to approve an Agreement and Plan of Reorganization between your fund and Pioneer Small Cap Value Fund ("Small Cap Value Fund"). Under this Agreement and Plan of Reorganization, your fund will transfer all of its assets to Small Cap Value Fund in exchange for Class A, B, C and R shares of Small Cap Value Fund. Class A, B, C and R shares of Small Cap Value Fund will be distributed to your fund's shareholders in proportion to their Class A, B, C and R holdings on the reorganization date. Small Cap Value Fund also will assume all of your fund's liabilities. Your fund will then be dissolved.

  2. Any other business that may properly come before the meeting.

     YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on November 18, 2005 are entitled to vote at the meeting and any related follow-up meetings.

                                             By Order of the Board of Trustees,

                                             /s/Dorothy E. Bourassa

                                             Dorothy E. Bourassa, Secretary
                                             Boston, Massachusetts

December 2, 2005


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your fund may be required to make additional solicitations.

                               PROXY STATEMENT OF
                           PIONEER SMALL COMPANY FUND

                                 PROSPECTUS FOR
                  CLASS A, CLASS B, CLASS C AND CLASS R SHARES

                          PIONEER SMALL CAP VALUE FUND

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

     This combined prospectus/proxy statement contains information you should know before voting on the proposed reorganization of your fund into Small Cap Value Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

     o Your fund will transfer all of its assets to Small Cap Value Fund. Small Cap Value Fund will assume your fund's liabilities.

     o Small Cap Value Fund will issue Class A, Class B, Class C and Class R shares to your fund in amounts equal to the value of your fund's net assets attributable to its Class A, Class B, Class C and Class R shares, respectively. These shares will be distributed to each shareholder of your fund in proportion to their holdings of the respective class of shares on the reorganization date and shareholders will become shareholders of Small Cap Value Fund.

     o Your fund will be dissolved following the closing of the reorganization.

     o The reorganization is intended to result in no income, gain or loss for federal income tax purposes to Small Cap Value Fund, your fund or the shareholders of your fund.

Why Your Fund's Trustees Recommend the Reorganization

     The trustees of your fund believe that reorganizing your fund into Small Cap Value Fund, a fund with similar investment policies, and having a combined fund with greater assets, offers you potential benefits. These potential benefits and considerations include:

     o Historically, the expense ratio of Small Cap Value Fund has been lower than the expense ratio of your fund. For the six month period ended May 31, 2005, the expense ratio of Class A shares of Small Cap Value Fund was 1.48%, compared to the expense ratio of Class A shares of your fund of 1.63% for the six month period ended April 30, 2005.

     o The opportunity to be part of a combined fund with substantially greater assets that may be better positioned in the market to further increase asset size and achieve economies of scale. Economies of scale have potential benefits to the combined fund in two ways. First, a larger fund, which trades in larger blocks of stock, will be able to hold larger positions in individual securities and, consequently, have an enhanced ability to achieve better net prices on securities trades. In addition, each fund incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combination of the funds resulting from the reorganization may spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your fund would achieve separately.

     o Historically, the investment return of Small Cap Value Fund has exceed the return of your fund. As of June 30, 2005, the one, three and five year return on Class A shares of Small Cap Value Fund were 13.61%, 11.62% and 9.80%, respectively. As of June 30, 2005, the one, three and five year return on Class A shares of your fund were 3.56%, 4.95% and 3.95%, respectively.

     o The same investment objective and similar investment policies and portfolio composition.

     Therefore, your fund's trustees recommend that you vote FOR the reorganization.

     Shares of Small Cap Value Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     Shares of Small Cap Value Fund have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

-----------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
-----------------------------------------------------------------------------------------------------------------------------

 Your fund's most recent Class A, Class B and Class C shares and       On file with the SEC and available at no charge by
 Class R shares prospectuses, dated March 1, 2005, and any             calling our toll-free number: 1-800-225-6292.
 applicable supplements.

 Your fund's multi-class statement of additional information ("SAI")   On file with the SEC and available at no charge by
 dated March 1, 2005, as revised March 31, 2005. It contains           calling our toll-free number: 1-800-225-6292.
 additional information about your fund.

 Your fund's annual report to shareholders dated October 31, 2004      On file with the SEC and available at no charge by
 and semi-annual report to shareholders dated April 30, 2005.          calling our toll-free number: 1-800-225-6292. See
                                                                       "Available Information."
-----------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund's most recent Class A, Class B and Class C       On file with the SEC and available at no charge by
 shares and Class R shares prospectuses, dated April 1, 2005, and      calling our toll-free number: 1-800-225-6292.
 any applicable supplements.

 Small Cap Value Fund's multi-class SAI dated April 1, 2005. It        On file with the SEC and available at no charge by
 contains additional information about Small Cap Value Fund.           calling our toll-free number: 1-800-225-6292.

 Small Cap Value Fund's annual report to shareholders dated            On file with the SEC and available at no charge by
 November 30, 2004 and semi-annual report to shareholders dated        calling our toll-free number: 1-800-225-6292.
 May 31, 2005.
-----------------------------------------------------------------------------------------------------------------------------
 An SAI for this joint prospectus/proxy statement, dated December 2,   On file with the SEC and available at no charge by
 2005. It contains additional information about your fund and Small    calling our toll-free number: 1-800-225-6292. This SAI
 Cap Value Fund.                                                       is incorporated by reference into this combined
                                                                       prospectus/proxy statement.
-----------------------------------------------------------------------------------------------------------------------------
 To ask questions about this combined prospectus/proxy statement.      Call our toll-free telephone number: 1-800-225-6292.
-----------------------------------------------------------------------------------------------------------------------------


    The date of this combined prospectus/proxy statement is December 2, 2005.

                                TABLE OF CONTENTS

                                                                              Page
                                                                              ---
INTRODUCTION .............................................................      4
SUMMARY ..................................................................      5
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION .............     16
CAPITALIZATION ...........................................................     19
BOARDS' EVALUATION AND RECOMMENDATION ....................................     19
VOTING RIGHTS AND REQUIRED VOTE ..........................................     20
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...........................     20
FINANCIAL HIGHLIGHTS .....................................................     33
INFORMATION CONCERNING THE MEETING .......................................     37
OWNERSHIP OF SHARES OF THE FUNDS .........................................     38
EXPERTS ..................................................................     40
AVAILABLE INFORMATION ....................................................     40
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ................    A-1
EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF FUND PERFORMANCE .........    B-1

                                  INTRODUCTION

     This combined prospectus/proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders (the "meeting") of your fund. This meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 on January 17, 2006 at 2:00 p.m., Boston time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization (the "Agreement"), a form of which is attached hereto as Exhibit A, providing for the reorganization of your fund into Small Cap Value Fund. This combined proxy statement/prospectus is being mailed to your fund's shareholders on or about December 2, 2005.

     This combined prospectus/proxy statement includes information about the proposal, including a comparison summary. You should read the entire prospectus/proxy statement carefully, including Exhibit A and Exhibit B, because they are a part of this prospectus/proxy statement and contain details that are not in the summary. A Statement of Additional Information, dated December 2, 2005, includes additional information regarding Small Company Fund and Small Cap Value Fund and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information by calling 1-800-225-6292.

Who is Eligible to Vote?

     Shareholders of record on November 18, 2005 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                     SUMMARY

     The following is a summary of more complete information appearing later in this combined proxy statement/prospectus or incorporated herein. You should read carefully the entire proxy statement, including the Agreement attached as Exhibit A, because they contain details that are not in the summary.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Small Cap Value Fund.

     The investment objectives of the two funds are the same and the principal investment strategies of the funds are substantially the same.

            Comparison of Small Company Fund to Small Cap Value Fund

-------------------------------------------------------------------------------------------------------------------------------
                                           Small Company Fund                               Small Cap Value Fund
-------------------------------------------------------------------------------------------------------------------------------
 Business                 A diversified, open-end investment                  A diversified, open-end investment
                          management company organized as a Delaware          management company organized as
                          statutory trust.                                    a Delaware statutory trust.
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, as of        $174 million                                        $684 million
 August 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
 Investment adviser and   Investment Adviser:
 portfolio managers       Pioneer Investment Management, Inc. ("Pioneer")
-------------------------------------------------------------------------------------------------------------------------------
 Managers                 Portfolio Managers:                                 Portfolio Managers:
                          Day-to-day management of the fund's portfolio       Day-to-day management of the fund's portfolio
                          is the responsibility of Diego Franzin and          is the responsibility of David M. Adams,
                          Michael Rega. The portfolio co-managers draw        portfolio manager, and John McPherson,
                          upon the research and investment management         assistant portfolio manager. The portfolio
                          expertise of the global research team, which        managers are supported by the small cap
                          provides fundamental and quantitative research      team. Members of this team manage other
                          on companies and includes members from              Pioneer funds investing primarily in small cap
                          Pioneer's affiliate, Pioneer Investment             securities. The portfolio managers and the
                          Management Limited. Mr. Franzin, vice               team also may draw upon the research and
                          president and head of U.S. Quantitative             investment management expertise of the
                          Research & Management and leader of Global          global research team, which provides
                          Active Quantitative Equity Research, joined         fundamental research on companies and
                          Pioneer in 1998 as an active quantitative equity    includes members from Pioneer's affiliate,
                          research analyst. Mr. Rega, vice president and      Pioneer Investment Management Limited.
                          senior portfolio manager, joined Pioneer in         Mr. Adams is a vice president of Pioneer.
                          2004. Prior to joining Pioneer, Mr. Rega was        He joined Pioneer in 1994 and has been
                          a vice president and portfolio manager at           an investment professional since 1992.
                          646 Advisors from 2000 to 2004.                     Mr. McPherson joined Pioneer in September
                                                                              2002 as an assistant portfolio manager.
                                                                              Prior to joining Pioneer, he was employed
                                                                              by Middleton & Company as an analyst on
                                                                              the team responsible for managing the equity
                                                                              portion of high net worth client portfolios.
                                                                              From 1997 to 2001 Mr. McPherson was
                                                                              an analyst with Evergreen Investment
                                                                              Management.
-------------------------------------------------------------------------------------------------------------------------------
 Investment objective     Each fund seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks. The investment objective of each fund is fundamental and cannot be changed without shareholder approval.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       Small Company Fund                                Small Cap Value Fund
-------------------------------------------------------------------------------------------------------------------------------
 Primary investments   Normally, the fund invests at least 80% of         Normally, the fund invests at least 80% of its
                       its total assets in equity securities of small     net assets (including borrowing, if any, for
                       companies. Small companies are those with          investment purposes) in equity securities of
                       market values, at the time of investment, that     small companies. Small companies are those
                       do not exceed the greater of the market            with market values, at the time of investment,
                       capitalization of the largest company within       that do not exceed the greater of the market
                       the Russell 2000 Index or the 3-year rolling       capitalization of the largest company within
                       average of the market capitalization of the        the Russell 2000 Index or the 3-year rolling
                       largest company within the Russell 2000 Index      average of the market capitalization of the
                       as measured at the end of the preceding            largest company within the Russell 2000
                       month. The Russell 2000 Index measures the         Index as measured at the end of the preceding
                       performance of the 2,000 smallest companies        month. The Russell 2000 Index measures the
                       in the Russell 3000 Index. The size of the         performance of the 2,000 smallest companies
                       companies in the index changes with market         in the Russell 3000 Index. The size of the
                       conditions and the composition of the index.       companies in the index changes with market
                       Pioneer monitors the fund's portfolio so that,     conditions and the composition of the index.
                       under normal circumstances, the capitalization     Pioneer monitors the fund's portfolio so that,
                       range of the fund's portfolio is consistent with   under normal circumstances, the capitalization
                       the inclusion of the fund in the Lipper Small-     range of the fund's portfolio is consistent with
                       Cap category. For purposes of the fund's           the inclusion of the fund in the Lipper Small-
                       investment policies, equity securities include     Cap category. For purposes of the fund's
                       common stocks, convertible debt and other          investment policies, equity securities include
                       equity instruments, such as depositary             common stocks, convertible debt and other
                       receipts, warrants, rights, interests in real      equity instruments, such as depositary
                       estate investment trusts (REITs) and               receipts, warrants, rights, equity interests
                       preferred stocks.                                  in real estate investment trusts (REITs) and
                                                                          preferred stocks.
                       The fund may invest up to 25% of its total
                       assets in REITs.                                   The fund may invest up to 25% of its total
                                                                          assets in REITs.
                       The fund may invest up to 25% of its total
                       assets in equity and debt securities of
                       non-U.S. issuers.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                        Small Company Fund                             Small Cap Value Fund
-------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   Pioneer uses a value approach to select each fund's investments. Using this investment style,
                         Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.
                         ------------------------------------------------------------------------------------------------------
                         Factors Pioneer looks for in selecting          Factors Pioneer looks for in selecting
                         investments include:                            investments include:

                         o Favorable expected returns relative to        o Favorable expected returns relative to
                           perceived risk                                  perceived risk

                         o Management with demonstrated ability and      o Management with demonstrated ability and
                           commitment to the company                       commitment to the company

                         o Estimated private market value in excess of   o Above average potential for earnings and
                           current stock price. Private market value is    revenue growth
                           the price an independent investor would pay
                           to own the entire company                     o Low market valuations relative to earnings
                                                                           forecast, book value, cash flow and sales
                         o Turnaround potential for companies that
                           have been through difficult periods           o Turnaround potential for companies that
                                                                           have been through difficult periods
                         o Low market valuations relative to earnings
                           forecast, book value, cash flow and sales     o Low debt levels relative to equity

                                                                         o Issuer's industry has strong fundamentals,
                                                                           such as increasing or sustainable demand
                                                                           and barriers to entry
-------------------------------------------------------------------------------------------------------------------------------
 Other investments       Each fund may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally, each fund acquires debt securities that are investment grade, but a fund may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. Each fund invests in debt securities when
                         Pioneer believes they are consistent with the fund's investment objective by offering the potential for capital growth, to diversify the fund's portfolio or for greater liquidity.
                         ------------------------------------------------------------------------------------------------------
                                                                         The fund may invest in securities of Canadian
                                                                         issuers to the same extent as securities of
                                                                         U.S. issuers. In addition, the fund may invest
                                                                         up to 5% of its total assets in equity and debt
                                                                         securities of other non-U.S. issuers, including
                                                                         securities of emerging market issuers.
-------------------------------------------------------------------------------------------------------------------------------
Temporary defensive      Normally, each fund invests substantially all of its assets to meet its
strategies               investment objective. Each fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, a fund may not be able to achieve its investment objective. Each fund intends to adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                    Small Company Fund                  Small Cap Value Fund
---------------------------------------------------------------------------------------------------------
 Short-term trading      Each fund usually does not trade for short-term profits.
                         Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If a fund does a lot of trading, it may incur additional operating expenses, which would
                         reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
---------------------------------------------------------------------------------------------------------
 Derivatives             Each fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or
                         instrument whose value is determined by reference to the
                         value or the change in value of one or more securities,
                         currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, each fund does not use derivatives as a primary investment technique and generally limits their use to hedging.
                         However, each fund may use derivatives for a variety of
                         non-principal purposes, including:

                         o As a hedge against adverse changes in stock market
                           prices, interest rates or currency exchange rates

                         o As a substitute for purchasing or selling securities

                         o To increase the fund's return as a non-hedging strategy
                           that may be considered speculative
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                              Classes of Shares
---------------------------------------------------------------------------------------------------------
                                      Small Company Fund                  Small Cap Value Fund
---------------------------------------------------------------------------------------------------------
Class A sales charges    The Class A shares of both funds have the same characteristics
and fees                 and fee structure.

                         o Class A shares are offered with initial sales charges up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from Pioneer Funds
                           Distributor, Inc. ("PFD"), the funds' distributor, of up to 5%
                           declining as the size of your investment increases.

                         o There are no contingent deferred sales charges, except in certain circumstances when the initial sales charge is waived.

                         o Class A shares are subject to distribution and service (12b-1)
                           fees of up to 0.25% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
---------------------------------------------------------------------------------------------------------
Class B sales charges    The Class B shares of both funds have the same characteristics and fee
and fees                 structure.

                         o Class B shares are offered without an initial sales charge, but are subject to contingent deferred sales charges of up to 4% if you sell your shares. The charge is reduced over time and is not charged after five years. Your investment firm may receive a commission from PFD, the funds'
                           distributor, at the time of your purchase of up to 4%.

                         o Class B shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets. Both of these fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                        Classes of Shares
---------------------------------------------------------------------------------------------------------
                              Small Company Fund                Small Cap Value Fund
---------------------------------------------------------------------------------------------------------
 Class C sales charges       The Class C shares of both funds have the same characteristics and
 and fees                    fee structure.

                             o Class C shares are offered without an initial sales charge.

                             o Class C shares are subject to a contingent deferred sales charge of
                               1% if you sell your shares within one year of purchase.
                               Your investment firm may receive a commission from PFD at the time of your purchase of up to 1%.

                             o Class C shares are subject to distribution and service (12b-1) fees of up to 1% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
---------------------------------------------------------------------------------------------------------
Class R sales charges and    The Class R shares of both funds have the same characteristics and
fees                         fee structure.

                             o Class R shares are offered without an initial sales charge.

                             o Class R shares are not subject to a contingent deferred sales charge.

                             o Class R shares are subject to distribution and service (12b-1) fees of up to 0.50% of average daily net assets. These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
---------------------------------------------------------------------------------------------------------
 Management fees             Both funds pay monthly management fees equal 0.85% of such fund's average daily net assets.
---------------------------------------------------------------------------------------------------------
                                                  Effective January 1, 2006, Small Cap Value
                                                  Fund's management fee will be equal to
                                                  0.85% of the fund's average daily net assets
                                                  up to $1 billion and 0.80% on assets over
                                                  $1 billion. The fee will be computed daily and
                                                  paid monthly.
---------------------------------------------------------------------------------------------------------
                             A discussion regarding the basis for the Board of Trustees'
                             approval of the management contract is available in the Small
                             Company Fund's April 30, 2005 semi-annual report to shareholders and in the Small Cap Value Fund's May 31, 2005 semi-annual report to shareholders.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                    Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------
                                       Small Company Fund              Small Cap Value Fund
---------------------------------------------------------------------------------------------------------
Buying shares                You may buy shares from any investment firm that has a sales agreement with
                             PFD, the funds' distributor. You can buy shares at the offering price. You may use securities you own to purchase shares of the fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund.

                             Class R shares are available to certain tax-deferred retirement plans
                             (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRA rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts,
                             SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee
                             Retirement Income Security Act of 1974 (ERISA).

                             If you have an existing non-retirement account, you may purchase shares of a fund by telephone or online. Certain IRAs also may use the telephone purchase privilege.
                             ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                         Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------
                                  Small Company Fund                      Small Cap Value Fund
---------------------------------------------------------------------------------------------------------
Minimum initial             Your initial investment must be at least $1,000. Additional
investment                  investments must be at least $100 for Class A shares and $500 for Class B or Class C shares. There is no minimum initial investment amount for Class R shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.
---------------------------------------------------------------------------------------------------------
Maximum purchase amounts    Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. There is no maximum purchase for Class A shares or Class R shares. These limits are applied on a per transaction basis.
---------------------------------------------------------------------------------------------------------
Exchanging shares           You may exchange your shares for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000. Each fund allows you to exchange your shares at net asset value without charging you either an
                            initial or contingent deferred shares charge at the time of the exchange. Shares you acquire as part of an exchange and shares you acquire as a result of this reorganization will continue to be subject to any contingent deferred sales
                            charge that applies to the shares you originally purchased.
                            When you ultimately sell your shares, the date of your
                            original purchase will determine your contingent deferred
                            sales charge. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.

                            After you establish an eligible fund account, you can
                            exchange fund shares by telephone or online.
---------------------------------------------------------------------------------------------------------
Selling shares              Your shares will be sold at net asset value per share next calculated after a fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.

                            If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by telephone or online. You may sell fund shares held in a retirement plan account by telephone only if your account is an eligible IRA (tax penalties may apply).
---------------------------------------------------------------------------------------------------------
Net asset value             Each fund's net value is the value of its portfolio of
                            securities plus any other assets minus its operating
                            expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New
                            York Stock Exchange is open when regular trading closes
                            (normally 4:00 p.m. Eastern time).
---------------------------------------------------------------------------------------------------------
                            You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class A, Class B or
                            Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.
---------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each fund has the same investment objective and similar investment policies and strategies, the funds are subject to some of the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o Small company or value stocks fall out of favor with investors

     o The fund's assets remain undervalued or do not have the potential value originally expected

     Small cap risks. Each fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o Have more limited product lines and capital resources

     o Experience sharper swings in market values

     o Be harder to sell at the times and prices Pioneer thinks appropriate

     o Offer greater potential for gain and loss

     Risks of REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, a fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

     Market segment risks. At times, more than 25% of each fund's assets may be invested in the same market segment, such as financials or technology. To the extent a fund emphasizes investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Non-U.S. securities risks. Each fund is also subject to risks associated with investments other than U.S. equity securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to the larger more developed non-U.S. markets. These risks may include:

  o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

  o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

  o Adverse effect of currency exchange rates or controls on the value of the fund's investments

  o The possibility that a counterparty may not complete a currency or securities transaction

  o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

  o Economic, political and social developments may adversely affect the securities markets

  o Withholding and other non-U.S. taxes may decrease the fund's return

Other Consequences of the Reorganization

Tax Status of the Reorganization

     The reorganization will not result in income, gain or loss for U.S. federal income tax purposes. For federal income tax purposes, you will not recognize gain or loss upon the exchange of your shares of your fund solely for shares of Small Cap Value Fund as part of the reorganization. The basis of Small Cap Value Fund shares received by you in the reorganization will be the same as the basis of the shares of your fund you surrender in exchange. The tax holding period of Small Cap Value Fund shares you receive will include the tax holding period of the shares of your fund that you surrender in exchange, provided that the shares of your fund were held by you as capital assets on the date of the exchange.

     You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws. See "Proposal to Approve the Agreement and Plan of Reorganization -- Tax Status of the Reorganization."

The Funds' Fees and Expenses

     Shareholders of both funds pay various fees and expenses, either directly or indirectly. Your fund and Small Cap Value Fund each pay an annual management fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. Both funds also pay the same Rule 12b-1 fee for each share class. As discussed below, the estimated ("pro forma") total expenses attributable to each class of shares of the combined fund would be lower than the total expenses of your fund.

     The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended April 30, 2005, and (ii) for Small Cap Value Fund, the expenses of Small Cap Value Fund for the twelve-month period ended May 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the reorganization occurred on May 31, 2005.

                                                 Small                                  Small
                                    Small         Cap       Combined       Small         Cap
                                   Company       Value        Fund        Company       Value
                                    Fund         Fund      (Pro Forma      Fund         Fund
                                 (12 months   (12 months    12 months   (12 months   (12 months
                                    ended        ended        ended        ended        ended
                                  4/30/05)     5/31/05)     5/31/05)     4/30/05)     5/31/05)
                                ------------ ------------ ------------ ------------ ------------
Shareholder transaction fees
(paid directly from your           Class A      Class A      Class A      Class B      Class B
investment)                     ------------ ------------ ------------ ------------ ------------
Maximum sales charge
 (load) when you buy
 shares as a percentage of
 offering price ...............      5.75%        5.75%        5.75%       None         None
Maximum deferred sales
 charge (load) as a
 percentage of offering
 price or the amount you
 receive when you sell
 shares, whichever is less.....      None(1)      None(1)      None(1)        4%           4%
Redemption fee as a
 percentage of amount
 redeemed, if applicable ......      None         None         None        None         None
Annual fund operating
 expenses (deducted from
 fund assets) as a % of
 average daily net assets
Management Fee ................      0.85%        0.85%        0.85%       0.85%        0.85%
Distribution and Service
 (12b-1) Fee ..................      0.25%        0.25%        0.25%       1.00%        1.00%
Other Expenses ................      0.53%        0.38%        0.36%       0.76%        0.41%
Total Annual Fund
 Operating Expenses(2).........      1.63%        1.48%        1.46%       2.61%        2.26%

                                                              Small                                  Small
                                  Combined       Small         Cap       Combined       Small         Cap       Combined
                                    Fund        Company       Value        Fund        Company       Value        Fund
                                 (Pro Forma      Fund         Fund      (Pro Forma      Fund         Fund      (Pro Forma
                                  12 months   (12 months   (12 months    12 months   (12 months   (12 months   12 months
                                    ended        ended        ended        ended        ended        ended       ended
                                  5/31/05)     4/30/05)     5/31/05)     5/31/05)     4/30/05)     5/31/05)     5/31/05)
                                ------------ ------------ ------------ ------------ ------------ ------------ -----------
Shareholder transaction fees
(paid directly from your           Class B      Class C      Class C      Class C      Class R      Class R     Class R
investment)                     ------------ ------------ ------------ ------------ ------------ ------------ -----------
Maximum sales charge
 (load) when you buy
 shares as a percentage of
 offering price ...............     None         None         None         None         None         None        None
Maximum deferred sales
 charge (load) as a
 percentage of offering
 price or the amount you
 receive when you sell
 shares, whichever is less.....        4%           1%           1%           1%        None         None        None
Redemption fee as a
 percentage of amount
 redeemed, if applicable ......     None         None         None         None         None         None        None
Annual fund operating
 expenses (deducted from
 fund assets) as a % of
 average daily net assets
Management Fee ................     0.85%        0.85%        0.85%        0.85%        0.85%        0.85%       0.85%
Distribution and Service
 (12b-1) Fee ..................     1.00%        1.00%        1.00%        1.00%        0.50%        0.50%       0.50%
Other Expenses ................     0.38%        0.64%        0.40%        0.37%        0.38%        0.20%       0.16%
Total Annual Fund
 Operating Expenses(2).........     2.23%        2.49%        2.25%        2.22%        1.73%        1.55%       1.51%

     The hypothetical examples below help you compare the cost of investing in each fund. It assumes that: (a) you invest $10,000 in each fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each fund's operating expenses remain the same. Pro forma expenses are included assuming a reorganization with your fund and Small Cap Value Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

-------------------------------------------------------------------------------------------------------------
                                                                                         Combined Fund
 Number of years you own your shares     Small Company Fund     Small Cap Value Fund      (Pro Forma)
-------------------------------------------------------------------------------------------------------------
 Class A -- assuming redemption at end of period
-------------------------------------------------------------------------------------------------------------
 Year 1                                        $  731                  $  717               $  715
-------------------------------------------------------------------------------------------------------------
 Year 3                                        $1,060                  $1,016               $1,010
-------------------------------------------------------------------------------------------------------------
 Year 5                                        $1,411                  $1,336               $1,327
-------------------------------------------------------------------------------------------------------------
 Year 10                                       $2,397                  $2,242               $2,221
-------------------------------------------------------------------------------------------------------------
 Class A -- assuming no redemption
-------------------------------------------------------------------------------------------------------------
 Year 1                                        $  731                  $  717               $  715
-------------------------------------------------------------------------------------------------------------
 Year 3                                        $1,060                  $1,016               $1,010
-------------------------------------------------------------------------------------------------------------
 Year 5                                        $1,411                  $1,336               $1,327
-------------------------------------------------------------------------------------------------------------
 Year 10                                       $2,397                  $2,242               $2,221
-------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
-------------------------------------------------------------------------------------------------------------
 Year 1                                        $  664                  $  629               $  626
-------------------------------------------------------------------------------------------------------------
 Year 3                                        $1,111                  $1,006               $  997
-------------------------------------------------------------------------------------------------------------
 Year 5                                        $1,485                  $1,310               $1,295
-------------------------------------------------------------------------------------------------------------
 Year 10                                       $2,706                  $2,399               $2,370
-------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
-------------------------------------------------------------------------------------------------------------
 Year 1                                        $  264                  $  229               $  226
-------------------------------------------------------------------------------------------------------------
 Year 3                                        $  811                  $  706               $  697
-------------------------------------------------------------------------------------------------------------
 Year 5                                        $1,385                  $1,210               $1,195
-------------------------------------------------------------------------------------------------------------
 Year 10                                       $2,706                  $2,399               $2,370
-------------------------------------------------------------------------------------------------------------
 Class C -- assuming redemption at end of period
-------------------------------------------------------------------------------------------------------------
 Year 1                                        $  352                  $  328               $  325
-------------------------------------------------------------------------------------------------------------
 Year 3                                        $  776                  $  703               $  694
-------------------------------------------------------------------------------------------------------------
 Year 5                                        $1,326                  $1,205               $1,190
-------------------------------------------------------------------------------------------------------------
 Year 10                                       $2,826                  $2,585               $2,554
-------------------------------------------------------------------------------------------------------------
 Class C -- assuming no redemption
-------------------------------------------------------------------------------------------------------------
 Year 1                                        $  252                  $  228               $  225
-------------------------------------------------------------------------------------------------------------
 Year 3                                        $  776                  $  703               $  694
-------------------------------------------------------------------------------------------------------------
 Year 5                                        $1,326                  $1,205               $1,190
-------------------------------------------------------------------------------------------------------------
 Year 10                                       $2,826                  $2,585               $2,554
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                         Combined Fund
 Number of years you own your shares     Small Company Fund     Small Cap Value Fund      (Pro Forma)
-------------------------------------------------------------------------------------------------------------
 Class R
-------------------------------------------------------------------------------------------------------------
 Year 1                                        $  176                  $  158               $  154
-------------------------------------------------------------------------------------------------------------
 Year 3                                        $  545                  $  490               $  477
-------------------------------------------------------------------------------------------------------------
 Year 5                                        $  939                  $  845               $  824
-------------------------------------------------------------------------------------------------------------
 Year 10                                       $2,041                  $1,845               $1,802
-------------------------------------------------------------------------------------------------------------

----------
(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.
(2) The funds' total annual operating expenses in the table have not been reduced by any expense offset arrangements.

Comparison of Fund Performance

     The bar charts show the year-by-year performance of each fund's Class A shares since inception. Class B, Class C and Class R shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after sales taxes) for each fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each fund are for Class A only; after-tax returns for other classes will vary. Past performance (before and after taxes) does not indicate future results.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

              Small Company Fund's Annual Return -- Class A Shares*
                            (Year ended December 31)

'96                          24.15
'97                          18.94
'98                         -12.32
'99                          13.08
'00                          14.70
'01                           6.14
'02                         -18.72
'03                          27.69
'04                          14.05

* During the period shown in the bar chart, Small Company Fund's highest quarterly return was 17.32% for the quarter ended June 30, 2003, and the lowest quarterly return was --24.16% for the quarter ended September 30, 1998.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

             Small Cap Value Fund's Annual Return -- Class A Shares*
                            (Year ended December 31)

'98                         -12.69
'99                          35.96
'00                          15.30
'01                          13.08
'02                         -12.70
'03                          37.11
'04                          21.59

* During the period shown in the bar chart, Small Company Fund's highest quarterly return was 22.18% for the quarter ended June 30, 2003, and the lowest quarterly return was -26.57% for the quarter ended September 30, 1998.

                           Average Annual Total Return
                            (as of December 31, 2004)

------------------------------------------------------------------------------------------------------------------------
                                                                      1 Year     5 Years            Since inception
------------------------------------------------------------------------------------------------------------------------
 Small Company Fund
------------------------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                                                7.46%      6.31%           8.63% (11/2/95)
------------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions(1)                             6.22%      5.83%           7.41% (11/2/95)
------------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and Sale of Fund Shares(1)     6.46%      5.33%           6.91% (11/2/95)
------------------------------------------------------------------------------------------------------------------------
  Class B -- Before Taxes                                                8.87%      6.75%           8.52% (11/2/95)
------------------------------------------------------------------------------------------------------------------------
  Class C -- Before Taxes(2)                                            12.97%      6.61%           7.43% (1/31/96)
------------------------------------------------------------------------------------------------------------------------
  Class R -- Before Taxes                                               13.89%      7.24%           8.89% (11/2/95)(3)
------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index (reflects no deduction for fees,
  expenses, or taxes)(4)                                                18.33%      6.61%              10.42%(5)
------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                                               14.60%     12.33%          12.18% (2/28/97)
------------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distribution(1)                             13.25%     11.82%          11.49% (2/28/97)
------------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and Sale of Fund Shares(1)    11.20%     10.66%          10.47% (2/28/97)
------------------------------------------------------------------------------------------------------------------------
  Class B -- Before Taxes                                               16.62%     12.81%          12.21% (2/28/97)
------------------------------------------------------------------------------------------------------------------------
  Class C -- Before Taxes(2)                                            20.69%      N/A            17.80% (9/28/01)
------------------------------------------------------------------------------------------------------------------------
  Class R -- Before Taxes                                               21.54%     13.30%          12.60% (2/28/97)(3)
------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Value Index (reflects no deduction for fees,
  expenses or taxes)(6)                                                 22.25%     17.23%              13.10%(7)
------------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.
(2) The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.
(3) Reflects the inception date of the fund's Class A shares. Class R shares commenced operations on April 1, 2003. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004.
(4) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. Unlike the funds, the index is not managed and does not incur expenses.
(5) Reflects the return of the index since the inception of Class A and Class B shares. The return of the index since the inception of Class C shares is 9.91%.
(6) The Russell 2000 Value Index measures of the performance of the value-oriented stocks in the Russell 2000 Index. Unlike the funds, the index is not managed and does not incur expenses.
(7) Reflects the return of the index since the inception of Class A and Class B shares. The return of the index since the inception of Class C shares is 20.75%.

The most recent portfolio management discussion of each fund's performance is attached as Exhibit B.

          PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

  o The reorganization is scheduled to occur as of the close of business on January 20, 2006, but may occur on such later date as the parties may agree in writing. Your fund will transfer all of its assets to Small Cap Value Fund and Small Cap Value Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Small Cap Value Fund's portfolio. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the reorganization date.

  o Small Cap Value Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Small Cap Value Fund.

  o Small Cap Value Fund will issue to your fund Class B shares with an aggregate net asset value equal to the net assets attributable to your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Small Cap Value Fund.

  o Small Cap Value Fund will issue to your fund Class C shares with an aggregate net asset value equal to the net assets attributable to your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Small Cap Value Fund.

  o Small Cap Value Fund will issue to your fund Class R shares with an aggregate net asset value equal to the net assets attributable to your fund's Class R shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class R shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class R shareholders of your fund will end up as Class R shareholders of Small Cap Value Fund.

  o After the shares are issued, your fund will be dissolved.

Agreement and Plan of Reorganization

     The shareholders of your fund are being asked to approve the Agreement, the form of which is attached to this combined proxy statement/prospectus as Exhibit A and incorporated herein by this reference. The description of the Agreement contained herein, which include all the material provisions of the Agreement, is qualified in its entirety by the attached copy.

Reasons for the Proposed Reorganization

     The trustees of your fund believe that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The trustees considered the following matters, among others, in approving the proposal.

     First, the reorganization would eliminate confusion in the marketplace caused by having two substantially similar funds and enhancing the potential for one of the two funds to achieve growth in assets. The combined fund may be better positioned to attract assets than your fund. After the reorganization, the combined fund's greater asset size may allow it, relative to your fund, to
(i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.

     Second, the long-term historical investment performance of Small Cap Value Fund is better than your fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Small Cap Value Fund had an average annual return of 14.60% (one year) and 12.33% (five year), compared to an average annual return of the Class A shares of your fund of 7.46% (one year) and 6.31% (five year), respectively, during the same period.

     Third, since the management fee rate is the same for both funds, there will be no increase in management fee (as a percentage of average daily net assets) as a result of the reorganization. The historical and estimated pro forma total expenses of Small Cap Value Fund for Class A, Class B, Class C and Class R shares are lower than your fund's current and historical expenses for Class A, Class B, Class C and Class R shares. In addition, it is anticipated that the pro forma expense ratio for each class of shares will be lower than the historical expense ratio of Small Cap Value Fund after the reorganization and has the potential to decrease further with asset growth. Any contingent deferred sales charges applicable to shares of your fund outstanding at the time of the reorganization will continue to apply to Small Cap Value Fund shares received by shareholders of your fund in the reorganization.

     The boards of your fund and Small Cap Value Fund considered that each fund would bear equally half of all of the expenses of the funds associated with the preparation, printing and mailing of any shareholder communications, including this combined prospectus/proxy statement, and any filings with the SEC and other governmental agencies in connection with the reorganization. Pioneer will bear the balance of these expenses. The boards of both funds estimate that these expenses in the aggregate will not exceed $20,000.

     The boards of both funds considered that the funds' investment adviser and principal distributor would benefit from the reorganization. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies, which would result in a decrease in the combined fund's gross expenses and a corresponding decrease in fees waived under the current expense limit agreement. The boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

     The boards of trustees of both your fund and Small Cap Value Fund also considered that the reorganization presents an excellent opportunity for the shareholders of each fund to become investors in a combined fund that has a larger asset size than either fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both funds and their shareholders.

Tax Status of the Reorganization

     The reorganization will not result in income, gain or loss for U.S. federal income tax purposes and will not take place unless the funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the funds, that the reorganization will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

  As a result, for federal income tax purposes:

  o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Small Cap Value Fund as described above or (2) the distribution by your fund of Small Cap Value Fund shares to your fund's shareholders;

  o No gain or loss will be recognized by Small Cap Value Fund upon the receipt of your fund's assets solely in exchange for the issuance of Small Cap Value Fund shares to your fund and the assumption of your fund's liabilities by Small Cap Value Fund;

  o The basis of the assets of your fund acquired by Small Cap Value Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

  o The tax holding period of the assets of your fund in the hands of Small Cap Value Fund will include your fund's tax holding period for those assets;

  o You will not recognize gain or loss upon the exchange of your shares of your fund solely for Small Cap Value Fund shares as part of the reorganization;

  o The basis of Small Cap Value Fund shares received by you in the reorganization will be the same as the basis of the shares of your fund you surrender in exchange; and

  o The tax holding period of Small Cap Value Fund shares you receive will include the tax holding period of the shares of your fund that you surrender in exchange, provided that the shares of your fund were held by you as capital assets on the date of the exchange.

     In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of Small Cap Value Fund and your fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of the Agreement and Plan of Reorganization

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, on the reorganization date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Small Cap Value Fund shares. Small Cap Value Fund will not issue share certificates in the reorganization.

     Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Small Cap Value Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph
7).

     The obligation of Small Cap Value Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 8).

     The obligations of your fund and Small Cap Value Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of your fund in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, Section 9.5).

     Termination of Agreement. The board of trustees of your fund or Small Cap Value Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) by their mutual agreement at any time before the reorganization date, if the boards believe that proceeding with the reorganization would no longer be advisable.

     Expenses of the Reorganization. The funds will bear equally half of all the expenses of both funds incurred in connection with the reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses. Pioneer will bear the balance of these expenses.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each fund as of September 30, 2005 and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between September 30, 2005 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

                                       Small
                                      Company         Small Cap           Pro
                                        Fund         Value Fund          Forma
                                   -------------   --------------   --------------
 Net Assets (millions) .........          $172             $628              $800
 Net Asset Value Per Share
  Class A ......................        $15.80           $34.66           $ 34.66
  Class B ......................        $14.48           $32.29           $ 32.29
  Class C ......................        $14.30           $33.65           $ 33.65
  Class R ......................        $15.66           $34.62           $ 34.62

 Shares Outstanding
  Class A ......................     8,369,018       10,630,945       14,446,526
  Class B ......................     1,747,270        4,508,462        5,292,164
  Class C ......................       974,866        3,180,831        3,595,048
  Class R ......................         9,366          211,170          215,407

     It is impossible to predict how many shares of Small Cap Value Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Small Cap Value Fund shares that will actually be received and distributed.

                      BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of either fund or Pioneer, approved the reorganization. In particular, the trustees determined that the reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Small Cap Value Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of Small Cap Value Fund and that the interests of Small Cap Value Fund's shareholders would not be diluted as a result of the reorganization.

     The trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your fund is entitled to one vote. A quorum is required to conduct business at the meeting. With respect to your fund, the presence in person or by proxy of a majority of the shares entitled to cast votes at the meeting will constitute a quorum. Approval of the proposal described above requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

     (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

     (2)  more than 50% of the outstanding shares of the fund.

     The table below shows how shares will be treated for the purposes of quorum and voting requirements.

------------------------------------------------------------------------------------------------------------------------------------
              Shares                                   Quorum                                           Voting
------------------------------------------------------------------------------------------------------------------------------------
 In General                       All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                  counted toward a quorum.                         person at the meeting. Shares present by
                                                                                   proxy will be voted in accordance with
                                                                                   instructions.
------------------------------------------------------------------------------------------------------------------------------------
 Signed Proxy with no Voting      Considered "present" at meeting for purposes     Voted "for" the proposal.
 Instruction (other than          of quorum.
 Broker Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the       Considered "present" at meeting for purposes     Broker non-votes do not count as a vote "for"
 underlying holder had not        of quorum.                                       the proposal and effectively result in a vote
 voted and the broker does not                                                     "against" the proposal.
 have discretionary authority to
 vote the shares)
 -----------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                   Considered "present" at meeting for purposes     Abstentions do not constitute a vote "for" the
                                  of quorum.                                       proposal and effectively result in a vote
                                                                                   "against" the proposal.
------------------------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this combined prospectus/proxy statement, and your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer, the investment adviser to Small Cap Value Fund, oversees the fund's operations and supervises the fund's subadviser, which is responsible for the day-to-day management of the fund's portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2005, assets under management were approximately $185 billion worldwide, including over $48 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The board of trustees of the Pioneer funds is responsible for overseeing the performance of Pioneer funds' investment adviser and determining whether to approve and renew a fund's investment management agreement.

Portfolio Management

     Additional Information About the Portfolio Managers

     Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Small Company Fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                            Accounts          Assets Managed
                                        Number of                      Managed for which         for which
      Name of             Type of        Accounts     Total Assets      Advisory Fee is       Advisory Fee is
 Portfolio Manager        Account        Managed         Managed       Performance-Based     Performance-Based
------------------------------------------------------------------------------------------------------------------------------------
 Diego Franzin        Other            3              $997,953,000             N/A                   N/A
                      Registered
                      Investment
                      Companies
                    ----------------------------------------------------------------------------------------------------------------
                      Other Pooled     0                       N/A             N/A                   N/A
                      Investment
                      Vehicles
                    ----------------------------------------------------------------------------------------------------------------
                      Other            3              $    289,000             N/A                   N/A
                      Accounts
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                            Accounts          Assets Managed
                                        Number of                      Managed for which         for which
      Name of             Type of        Accounts     Total Assets      Advisory Fee is       Advisory Fee is
 Portfolio Manager        Account        Managed         Managed       Performance-Based     Performance-Based
------------------------------------------------------------------------------------------------------------------------------------
 Michael Rega         Other            3              $997,953,000             N/A                   N/A
                      Registered
                      Investment
                      Companies
                    ----------------------------------------------------------------------------------------------------------------
                      Other Pooled     0                       N/A             N/A                   N/A
                      Investment
                      Vehicles
                    ----------------------------------------------------------------------------------------------------------------
                      Other            2              $     33,000             N/A                   N/A
                      Accounts
------------------------------------------------------------------------------------------------------------------------------------

     Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the Small Cap Value Fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                            Accounts          Assets Managed
                                        Number of                      Managed for which         for which
      Name of             Type of        Accounts     Total Assets      Advisory Fee is       Advisory Fee is
Portfolio Manager         Account        Managed         Managed       Performance-Based     Performance-Based
------------------------------------------------------------------------------------------------------------------------------------
 David M. Adams       Other                1         $ 27,273,000              N/A                   N/A
                      Registered
                      Investment
                      Companies
                    ----------------------------------------------------------------------------------------------------------------
                      Other Pooled         1         $109,301,000              N/A                   N/A
                      Investment
                      Vehicles
                    ----------------------------------------------------------------------------------------------------------------
                      Other                2         $  1,040,000              N/A                   N/A
                      Accounts
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                            Accounts          Assets Managed
                                        Number of                      Managed for which         for which
      Name of             Type of        Accounts     Total Assets      Advisory Fee is       Advisory Fee is
 Portfolio Manager        Account        Managed         Managed       Performance-Based     Performance-Based
------------------------------------------------------------------------------------------------------------------------------------
 John McPherson       Other                 1        $ 27,273,000              N/A                   N/A
                      Registered
                      Investment
                      Companies
                    ----------------------------------------------------------------------------------------------------------------
                      Other Pooled          1        $109,301,000              N/A                   N/A
                      Investment
                      Vehicles
                    ----------------------------------------------------------------------------------------------------------------
                      Other                 6        $    163,000              N/A                   N/A
                      Accounts
------------------------------------------------------------------------------------------------------------------------------------

     Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

  o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

  o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

  o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

  o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

  o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

     Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

  o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the account invests (40%) which, in the case of the fund, is the Russell 2000 Value Index, and in the case of Small Company Fund, is the Russell 2000 Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against criteria that are relevant to the portfolio manager's competitive universe.

  o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

  o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

     Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

     Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2005 for Small Company Fund and November 30, 2004 for Small Cap Value Fund the value, within the indicated range, of shares beneficially owned by the portfolio managers of the funds.

--------------------------------------------------------------------------------
                                                        Beneficial Ownership
Name of Portfolio Manager          Name of Fund             of the Fund*
--------------------------------------------------------------------------------
  Diego Franzin                 Small Company Fund                A
--------------------------------------------------------------------------------
  Michael Rega                  Small Company Fund                A
--------------------------------------------------------------------------------
  David M. Adams                Small Cap Value Fund              C
--------------------------------------------------------------------------------
  John McPherson                Small Cap Value Fund              C
--------------------------------------------------------------------------------

        * Key to Dollar Ranges

        A. None

        B. $1-$10,000

        C. $10,001-$50,000

        D. $50,001-$100,000

        E. $100,001-$500,000

        F. $500,001-$1,000,000

        G. Over $1,000,000

Distributor and Transfer Agent

     PFD is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The fund compensates PFD and the transfer agent for their services. PFD and the transfer agent are affiliates of Pioneer.

Disclosure of Portfolio Holdings

     The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. Small Cap Value Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Small Cap Value Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Small Cap Value Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the board of trustees. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

     Small Cap Value Fund uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to the securities market or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances, the fund may use the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Small Cap Value Fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

     Distribution and Service Plans. Small Cap Value Fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan Small Cap Value Fund pays distribution and service fees to PFD. Because these fees are an ongoing expense of Small Cap Value Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

     Additional Dealer Compensation. PFD or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by PFD. The firms to which payments may be made are determined by PFD. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with PFD's promotional efforts.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in Small Cap Value Fund's prospectus. Ask your investment professional for more information.

     If you invest in Small Cap Value Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the transfer agent for account applications, account options forms and other account information:

  PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
  P.O. Box 55014
  Boston, Massachusetts 02205-5014
  Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order to purchase, exchange, or sell shares with the transfer agent, your investment firm or plan administrator by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent, your investment firm or plan administrator after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. Your investment firm or plan administrator is responsible for transmitting your order to Small Cap Value Fund in a timely manner.

     Buying Pioneer Fund Shares. You may buy shares of a Pioneer fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area. Participants in retirement plans generally must contact the plan's administrator to purchase shares.

     You can buy shares of the Pioneer funds at the offering price. PFD may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment for Class A, Class B and Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B and Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the reorganization. Class R shares are not subject to a minimum initial investment amount.

     Maximum Purchase Amounts. Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares and Class R shares are not subject to a maximum purchase amount.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. You may make up to four exchange redemptions of $25,000 or more per account per calendar year. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Each Pioneer fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes. Shares you acquire as part of an exchange and shares your acquire as a result of this reorganization will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

     Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after Small Cap Value Fund or its authorized agent receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Small Cap Value Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

     Good order means that:

          o  You have provided adequate instructions

          o  There are no outstanding claims against your account

          o  There are no transaction limitations on your account

          o If you have any Pioneer fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

          o  Your request includes a signature guarantee if you:

               -- Are selling over $100,000 or exchanging over $500,000 worth of shares

               -- Changed your account registration or address within the last
                  30 days

               -- Instruct the transfer agent to mail the check to an address different from the one on your account

               -- Want the check paid to someone other than the account
                  owner(s)

               -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

------------------------------------------------------------------------------------------------------------------------
                                     Buying Shares                                 Exchanging Shares
------------------------------------------------------------------------------------------------------------------------
 THROUGH YOUR      Normally, your investment firm will send          Normally, your investment firm will send
 INVESTMENT FIRM   your purchase request to the Pioneer Funds'       your exchange request to the Pioneer Fund's
                   transfer agent.                                   transfer agent.

                   CONSULT YOUR INVESTMENT PROFESSIONAL              CONSULT YOUR INVESTMENT PROFESSIONAL
                   FOR MORE INFORMATION.                             FOR MORE INFORMATION ABOUT EXCHANGING
                                                                     YOUR SHARES.
                   Your investment firm may receive a commission
                   from PFD for your purchase of fund shares, and
                   may receive additional compensation from Pioneer
                   for your purchase of fund shares.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                           Buying Shares                                    Exchanging Shares
------------------------------------------------------------------------------------------------------------------------
 BY PHONE OR ONLINE    You can use the telephone or online privilege if     After you establish your eligible fund account,
                       you have an existing non-retirement account.         you can exchange Fund shares by phone or
                       Certain IRAs can use the telephone purchase          online if:
                       privilege. If your account is eligible, you can
                       purchase additional fund shares by phone or          o You are exchanging into an existing account
                       online if:                                             or using the exchange to establish a new
                                                                              account, provided the new account has a
                       o You established your bank account of record at       registration identical to the original account
                         least 30 days ago
                                                                            o The fund into which you are exchanging
                       o Your bank information has not changed for at         offers the same class of shares
                         least 30 days
                                                                            o You are not exchanging more than $500,000
                       o You are not purchasing more than $25,000             worth of shares per account per day
                         worth of shares per account per day
                                                                            o You can provide the proper account
                       o You can provide the proper account                   identification information
                         identification information

                       When you request a telephone or online purchase,
                       the transfer agent will electronically debit the
                       amount of the purchase from your bank account
                       of record. The transfer agent will purchase fund
                       shares for the amount of the debit at the offering
                       price determined after the transfer agent receives
                       your telephone or online purchase instruction and
                       good funds. It usually takes three business days
                       for the transfer agent to receive notification from
                       your bank that good funds are available in the
                       amount of your investment.
------------------------------------------------------------------------------------------------------------------------
IN WRITING, BY MAIL    You can purchase fund shares for an existing         You can exchange fund shares by mailing or
OR BY FAX              fund account by mailing a check to the transfer      faxing a letter of instruction to the transfer
                       agent. Make your check payable to the fund.          agent. You can exchange Pioneer Fund shares
                       Neither initial nor subsequent investments should    directly through the Pioneer Fund only if your
                       be made by third party check. Your check must        account is registered in your name. However,
                       be in U.S. dollars and drawn on a U.S. bank.         you may not fax an exchange request for more
                       Include in your purchase request the fund's name,    than $500,000. Include in your letter:
                       the account number and the name or names in
                       the account registration.                            o The name, social security number and
                                                                              signature of all registered owners

                                                                            o A signature guarantee for each registered
                                                                              owner if the amount of the exchange is more
                                                                              than $500,000

                                                                            o The name of the fund out of which you are
                                                                              exchanging and the name of the fund into which
                                                                              you are exchanging

                                                                            o The class of shares you are exchanging

                                                                            o The dollar amount or number of shares your
                                                                              are exchanging
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Selling Shares                                                             How to Contact Pioneer
------------------------------------------------------------------------------------------------------------------------------------
 Normally, your investment firm will send your request to sell shares      BY PHONE
 to the Pioneer Funds' transfer agent.
                                                                           For information or to request a telephone transaction
 CONSULT YOUR INVESTMENT PROFESSIONAL FOR                                  between 8:00 a.m. and 7:00 p.m. (Eastern time) by
 MORE INFORMATION.                                                         speaking with a shareholder services representative call
                                                                           1-800-225-6292
 Each Pioneer Fund has authorized PFD to act as its agent in the
 repurchase of fund shares from qualified investment firms. Pioneer        To request a transaction using FactFone(SM) call
 Small Cap Value Fund reserves the right to terminate this procedure       1-800-225-4321
 at any time.
 -----------------------------------------------------------------------   Telecommunications Device for the Deaf (TDD)
 IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY                   1-800-225-1997
 SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR
 ONLINE. You may sell fund shares held in a retirement plan account        BY MAIL
 by phone only if your account is an eligible IRA (tax penalties may
 apply). You may not sell your shares by phone or online if you have       Send your written instructions to:
 changed your address (for checks) or your bank information (for           PIONEER INVESTMENT MANAGEMENT
 wires and transfers) in the last 30 days.                                 SHAREHOLDER SERVICES, INC.
                                                                           P.O. Box 55014
 You may receive your sale proceeds:                                       Boston, Massachusetts 02205-5014

 o By check, provided the check is made payable exactly as your            PIONEER WEBSITE
   account is registered                                                   www.pioneerfunds.com

 o By bank wire or by electronic funds transfer, provided the sale         BY FAX
   proceeds are being sent to your bank address of record
 Fax your exchange and sale requests to: 1-800-225-4240

 -----------------------------------------------------------------------------------------------------------------------------------
 You can sell some or all of your fund shares by WRITING DIRECTLY          EXCHANGE PRIVILEGE
 TO THE PIONEER FUND only if your account is registered in your
 name. Include in your request your name, your social security             You may make up to four exchange redemptions of
 number, the fund's name and any other applicable requirements as          $25,000 or more per account per calendar year.
 described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions.
 Your request must be signed by all registered owners and be in good order.

 The transfer agent will not process your request until it is received in good order.

 You may sell up to $100,000 per account per day by fax.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o Requesting certain types of exchanges or sales of Pioneer Fund shares

     o Redeeming shares for which you hold a share certificate

     o Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

     The Pioneer Funds generally will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The Pioneer Funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

     Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Exchange Limitation. You may make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. Each fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the IRC. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Distribution Options. Small Cap Value Fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

     1. Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

     2. You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

     3. You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

     Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

     If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

     Directed Dividends. You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

     Excessive Trading. Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     The fund's board of trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     In addition to monitoring trades, the policies and procedures provide that:

     o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B, Class C or Class R shares that may occur in any calendar year.

     o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

     The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     Minimum Account Size. Small Cap Value Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

     Telephone and Website Access. You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

     Share Certificates. Small Cap Value Fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

     Other Policies. The fund and PFD reserve the right to:

     o reject any purchase or exchange order for any reason, without prior notice

     o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

     o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the SEC

     The fund reserves the right to:

     o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities

     o redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

     Dividends and Capital Gains. Small Cap Value Fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Small Cap Value Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

     Taxes. For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from the fund's net short-term capital gains are taxable as ordinary income. Dividends are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

     When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect the fund and its shareowners.

                              FINANCIAL HIGHLIGHTS

     The following table shows the financial performance of Small Cap Value Fund for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that your investment in Small Cap Value Fund would have increased or decreased during each period (assuming reinvestment of all dividends and distributions).

     The information below for the fiscal years ended November 30, 2002 through 2004 has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The information below for the fiscal years ended November 30, 2000 and 2001 has been audited by Arthur Andersen LLP, the fund's previous independent accountants. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


                          Pioneer Small Cap Value Fund
                                     Class A

                                                           Six Months
                                                             Ended
                                                            5/31/05      Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                           (unaudited)     11/30/04   11/30/03    11/30/02    11/30/01    11/30/00
                                                           -----------   ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period ...................... $  31.21       $ 27.10    $ 21.51      $ 22.46     $ 20.10     $ 17.40
                                                            --------       -------    -------      -------     -------     -------
Increase (decrease) from investment operations:
 Net investment loss ...................................... $  (0.02)      $ (0.13)   $ (0.07)     $ (0.24)    $ (0.09)    $ (0.12)
 Net realized and unrealized gain (loss) on investments and
  futures contracts .......................................    (0.15)         6.88       5.78        (0.69)       3.29        3.13
                                                            --------       -------    -------      -------     -------     -------
   Net increase (decrease) from investment operations ..... $  (0.17)      $  6.75    $  5.71      $ (0.93)    $  3.20     $  3.01
Distributions to shareowners:
 Net realized gain ........................................       --         (2.64)     (0.12)       (0.02)      (0.84)      (0.31)
                                                            --------       -------    -------      -------     -------     -------
Net increase (decrease) in net asset value ................ $  (0.17)      $  4.11    $  5.59      $ (0.95)    $  2.36     $  2.70
                                                            --------       -------    -------      -------     -------     -------
Net asset value, end of period ............................ $  31.04       $ 31.21    $ 27.10      $ 21.51     $ 22.46     $ 20.10
                                                            ========       =======    =======      =======     =======     =======
Total return* .............................................    (0.54)%       25.01%     26.56%       (4.16)%     15.92%      17.26%
Ratio of net expenses to average net assets(+).............     1.48%**       1.50%      1.66%        1.65%       1.79%       1.72%
Ratio of net investment loss to average net assets(+)......    (0.13)%**     (0.51)%    (0.32)%      (0.49)%     (0.33)%     (0.27)%
Portfolio turnover rate ...................................       36%**         35%        37%          31%         49%         61%
Net assets, end of period (in thousands) .................. $323,949       310,442   $201,892     $139,170     $73,855     $58,323
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses .............................................     1.48%**       1.50%      1.66%        1.65%       1.79%       1.72%
 Net investment loss ......................................    (0.13)%**     (0.51)%    (0.32)%      (0.49)%     (0.33)%     (0.27)%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses .............................................     1.48%**       1.50%      1.65%        1.63%       1.76%       1.69%
 Net investment loss ......................................    (0.13)%**     (0.51)%    (0.31)%      (0.47)%     (0.30)%     (0.24)%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized
+  Ratios with no reduction for fees paid indirectly.

                          Pioneer Small Cap Value Fund
                                    Class B

                                                            Six Months
                                                               Ended
                                                              5/31/05    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                            (unaudited)   11/30/04    11/30/03    11/30/02    11/30/01    11/30/00
                                                            -----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period ......................  $  29.27     $  25.75    $ 20.60     $  21.67     $ 19.56     $ 17.07
                                                             --------     -------     -------      -------     -------     -------
Increase (decrease) from investment operations:
 Net investment loss ......................................  $  (0.14)    $  (0.34)   $ (0.23)    $  (0.47)    $ (0.22)    $ (0.18)
 Net realized and unrealized gain (loss) on investments and
  futures contracts .......................................     (0.14)        6.50       5.50        (0.58)       3.17        2.98
                                                             --------     -------     -------     --------     -------     -------
   Net increase (decrease) from investment operations .....  $  (0.28)    $   6.16    $  5.27     $  (1.05)    $  2.95     $  2.80
Distributions to shareowners:
 Net realized gain ........................................        --        (2.64)     (0.12)       (0.02)      (0.84)      (0.31)
                                                             --------     -------     -------     --------     -------     -------
Net increase (decrease) in net asset value ................  $  (0.28)    $   3.52    $  5.15     $  (1.07)    $  2.11     $  2.49
                                                             --------     -------     -------     --------     -------     -------
Net asset value, end of period ............................  $  28.99     $  29.27    $ 25.75     $  20.60     $ 21.67     $ 19.56
                                                             ========     =======     =======     ========     =======     =======
Total return* .............................................     (0.96)%      24.03%     25.60%       (4.86)%     15.08%      16.36%
Ratio of net expenses to average net assets(+).............      2.26%**      2.29%      2.45%        2.41%       2.52%       2.45%
Ratio of net investment loss to average net assets(+)......     (0.89)%**    (1.29)%    (1.10)%      (1.25)%     (1.06)%     (1.01)%
Portfolio turnover rate ...................................        36%**        35%        37%          31%         49%         61%
Net assets, end of period (in thousands) ..................  $141,541     $168,601   $133,705     $108,444     $89,440     $80,905
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses .............................................      2.26%**      2.29%      2.45%        2.41%       2.52%       2.45%
 Net investment loss ......................................     (0.89)%**    (1.29)%    (1.10)%      (1.25)%     (1.06)%     (1.01)%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses .............................................      2.26%**      2.28%      2.45%        2.39%       2.49%       2.42%
 Net investment loss ......................................     (0.89)%**    (1.28)%    (1.10)%      (1.23)%     (1.03)%     (0.98)%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized
+  Ratios with no reduction for fees paid indirectly.

                          Pioneer Small Cap Value Fund
                                     Class C

                                                                 Six Months
                                                                    Ended                                               9/28/01(a)
                                                                   5/31/05      Year Ended   Year Ended   Year Ended       to
                                                                 (unaudited)     11/30/04     11/30/03     11/30/02     11/30/01
                                                                 -----------    ----------   ----------   ----------    ----------
Net asset value, beginning of period ..........................    $ 30.49       $ 26.73       $ 21.37      $ 22.44       $20.77
                                                                   -------       -------       -------      -------       ------
Increase (decrease) from investment operations:
 Net investment loss ..........................................    $ (0.13)      $ (0.32)      $ (0.19)     $ (3.19)      $(0.02)
 Net realized and unrealized gain (loss) on investments
  futures contracts ...........................................      (0.15)         6.72          5.67         2.14         2.53
                                                                   -------       -------       -------      -------       -------
   Net increase (decrease) from investment operations .........    $ (0.28)      $  6.40       $  5.48      $ (1.05)      $ 2.51
Distributions to shareowners:
 Net realized gain ............................................         --         (2.64)        (0.12)       (0.02)       (0.84)
                                                                   -------       -------       -------      -------       -------
Net increase (decrease) in net asset value ....................    $ (0.28)      $  3.76       $  5.36      $ (1.07)      $ 1.67
                                                                   -------       -------       -------      -------       -------
Net asset value, end of period ................................    $ 30.21       $ 30.49       $ 26.73      $ 21.37       $22.44
                                                                   =======       =======       =======      =======       =======
Total return* .................................................      (0.92)%       24.04%        25.66%       (4.69)%      12.09%
Ratio of net expenses to average net assets(+).................       2.25%**       2.25%         2.38%        2.31%        2.71%**
Ratio of net investment loss to average net assets(+)..........      (0.89)%**     (1.26)%       (1.04)%      (1.13)%      (1.47)%**
Portfolio turnover rate .......................................         36%**         35%           37%          31%          49%
Net assets, end of period (in thousands) ......................    $96,936       $96,165       $54,888      $29,357       $  857
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses .................................................       2.25%**       2.25%         2.38%        2.31%        2.54%**
 Net investment loss ..........................................      (0.89)%**     (1.26)%       (1.04)%      (1.13)%      (1.30)%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses .................................................       2.25%**       2.25%         2.38%        2.28%        2.54%**
 Net investment loss ..........................................      (0.89)%**     (1.26)%       (1.04)%      (1.10)%      (1.30)%**

----------
(a) Class C shares were first publicly offered on September 28, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                          Pioneer Small Cap Value Fund
                                     Class R

                                                                              Six Months
                                                                                 Ended                         4/1/03(a)
                                                                                5/31/05        Year Ended         to
                                                                              (unaudited)       11/30/04       11/30/03
                                                                              -----------      ----------      ---------
Net asset value, beginning of period .....................................      $ 31.21          $27.11         $19.59
                                                                                -------          ------         ------
Increase (decrease) from investment operations:
 Net investment loss .....................................................      $ (0.03)         $(0.12)        $(0.00)(b)
 Net realized and unrealized gain (loss) on investments futures contracts         (0.15)           6.86           7.64
                                                                                -------          ------         ------
   Net increase (decrease) from investment operations ....................      $ (0.18)         $ 6.74         $ 7.64
Distributions to shareowners:
 Net realized gain .......................................................           --           (2.64)         (0.12)
                                                                                -------          ------         ------
Net increase (decrease) in net asset value ...............................      $ (0.18)         $ 4.10         $ 7.52
                                                                                -------          ------         ------
Net asset value, end of period ...........................................      $ 31.03          $31.21         $27.11
                                                                                =======          ======         ======
Total return* ............................................................        (0.58)%         24.96%         39.01%
Ratio of net expenses to average net assets(+)............................         1.55%**         1.53%          1.52%**
Ratio of net investment loss to average net assets(+).....................        (0.25)%**       (0.55)%        (0.27)%**
Portfolio turnover rate ..................................................           36%**           35%            37%
Net assets, end of period (in thousands) .................................      $ 4,603          $2,666         $1,023
Ratios with reduction for fees paid indirectly:
 Net expenses ............................................................         1.55%**         1.53%          1.52%**
 Net investment loss .....................................................        (0.25)%**       (0.55)%        (0.27)%**

----------
(a) Class R Shares were first publicly offered on April 1, 2003
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, Pioneer Investment Management, Inc. and its transfer agent, Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"); or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services to your fund at a cost of approximately $20,000. Half of the cost of this solicitation will be borne equally by your fund and Small Cap Value Fund. The balance will be borne by Pioneer.

Revoking Proxies

     Each shareholder of your fund signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with your fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109, or

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

     As of November 18, 2005 (the "record date"), 8,318,196.392 Class A shares of beneficial interest of your fund were outstanding, 1,672,100.099 Class B shares of beneficial interest of your fund were outstanding, 961,330.168 Class C shares of beneficial interest of your fund were outstanding, and 20,092.389 Class R shares of beneficial interest of your fund were outstanding. Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. The presence in person or by proxy of the majority of shareholders of your fund entitled to cast votes at the meeting will constitute a quorum.

Other Business

     Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the reorganization proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original meeting (in which case the board of trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone and Internet Voting

     In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Shareholders' Proposals

     Your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.

                        OWNERSHIP OF SHARES OF THE FUNDS

     As of October 31, 2005, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

     To the knowledge of each fund, as of October 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively.

----------------------------------------------------------------------------------------
                                                                 Actual Percentage
 Fund/Class             Shareholder Name and Address                   owned
----------------------------------------------------------------------------------------
 Pioneer Small Company Fund
----------------------------------------------------------------------------------------
Class A        MLPF&S for the Sole Benefit of its Customers             7.74%
               Mutual Fund Administration
               4800 Deer Lake Drive East, 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
 Class B       MLPF&S for the Sole Benefit of its Customers             7.21%
               Mutual Fund Administration
               4800 Deer Lake Drive East, 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
 Class C       MLPF&S for the Sole Benefit of its Customers            11.67%
               Mutual Fund Administration
               4800 Deer Lake Drive East, 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
 Class R       MCB Trust Services Cust. F/B/O                          15.99%
               Bonaire Software Solutions
               700 17th Street, Suite 300
               Denver, CO 80202-3531
----------------------------------------------------------------------------------------
               MG Trust Company Custodian FBO                          11.42%
               Stroud Consulting Inc.
               700 17th St., Ste 300
               Denver, CO 80202-3531
----------------------------------------------------------------------------------------
               MLPF&S for the Sole Benefit of its Customers            39.63%
               Mutual Fund Administration
               4800 Deer Lake Drive East, 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
               MCB Trust Services Cust FBO                             31.03%
               United Construction Trades & Industrial
               Emp Int'l Union 401 (K)
               700 17th Street, Suite 300
               Denver, CO 80202-3531
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                 Actual Percentage
 Fund/Class             Shareholder Name and Address                   owned
----------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund
----------------------------------------------------------------------------------------
 Class A       MLPF&S for the Sole Benefit of its Customers             7.74%
               Mutual Fund Administration
               4800 Deer Lake Drive East, 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
 Class B       MLPF&S for the Sole Benefit of its Customers             8.09%
               Mutual Fund Administration
               4800 Deer Lake Drive East, 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
               Citigroup Global Markets, Inc.                           5.88%
               333 West 34th Street, 7th Floor
               New York, NY 10001-2402
----------------------------------------------------------------------------------------
 Class C       MLPF&S for the Sole Benefit of its Customers            31.13%
               Mutual Fund Administration
               4800 Deer Lake Drive East, 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
               Citigroup Global Markets, Inc.                           7.88%
               333 West 34th Street, 7th Floor
               New York, NY 10001-2402
----------------------------------------------------------------------------------------
 Class R       Hartford Life Insurance Company                         28.28%
               P.O Box 2999
               Hartford, CT 06104-2999
----------------------------------------------------------------------------------------
               Bankers Trust Co., Cust. for                            19.00%
               The Head Co Industries, Inc.
               Pension Plan
               665 Locust St.
               Des Moines, IA 50309-3702
----------------------------------------------------------------------------------------
               MLPF&S for the Sole Benefit of its Customers            12.00%
               Mutual Fund Administration
               4800 Deer Lake Drive East, 2nd Floor
               Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------
               MCB Trust Services Cust. F/B/O                           7.13%
               Gerken Retirement Savings Plan
               700 17th Street, Suite 300
               Denver, CO 80202-3531
----------------------------------------------------------------------------------------
 Class Y       Brown Brothers Harriman & Co.                           29.81%
               As Custodian -- Reinvest
               Attn: Investments Funds Global
               Distribution Center
               525 Washington Blvd.
               Jersey City, NJ 07310-1692
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                 Actual Percentage
 Fund/Class             Shareholder Name and Address                   owned
----------------------------------------------------------------------------------------
               Brown Brothers Harriman & Co.                           17.90%
               As Custodian -- Reinvest
               Attn: Investments Funds Global
               Distribution Center
               525 Washington Blvd.
               Jersey City, NJ 07310-1692
----------------------------------------------------------------------------------------
               Brown Brothers Harriman & Co.                           20.47%
               As Custodian -- Reinvest
               Attn: Investments Funds Global
               Distribution Center
               525 Washington Blvd.
               Jersey City, NJ 07310-1692
----------------------------------------------------------------------------------------
               John F. Cogan, Jr.                                       5.18%
               C/O Hale and Dorr
               60 State Street
               Boston, MA, 02109-1800
----------------------------------------------------------------------------------------
               John F. Cogan, Jr. & Mary Cornille &                     5.23%
               Pamela Cogan Riddle & Gregory Cogan
               TTEESO/The Cogan Family Foundation
               C/O Hale and Dorr Trust Dept.
               60 State Street
               Boston, MA, 02109-1800
----------------------------------------------------------------------------------------
               MLPF&S for the Sole Benefit of its Customers             9.51%
               Mutual Fund Administration
               4800 Deer Lake Drive East, 2nd Floor
               Jacksonville, FL 32246-6484
 ----------------------------------------------------------------------------------------
Class I        Charles Schwab & Co., Inc.                               25.86%
               Exclusive Benefit of its Customers
               Attn: Mutual Fund Dept.
               101 Montgomery St.
               San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------

                                     EXPERTS

     The financial highlights and financial statements of Small Company Fund for the fiscal year ended October 31, 2004 and Small Cap Value Fund for the fiscal year ended November 30, 2004 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for each fund's most recent fiscal year ended October 31, 2004 for Small Company Fund and November 30, 2004 for Small Cap Value Fund have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference in the statement of additional information. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION

     You can obtain more free information about the funds from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

     Each fund's statement of additional information and shareowner reports are available free of charge on the funds' website at www.pioneerfunds.com

     Shareowner reports. Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about each fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

     Statement of additional information. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into this prospectus.

     Visit our website www.pioneerfunds.com

     Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

            Exhibit A -- Form of Agreement and Plan of Reorganization

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the [__th] day of [_________] 2005, by and between Pioneer Small Cap Value Fund, a Delaware statutory trust (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Small Company Fund, a Delaware statutory trust (the "Acquired Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class B, Class C and Class R shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Fund and the Acquired Fund are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Acquiring Fund and the Acquired Fund have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Acquired Fund in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund shall liquidate and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Fund with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     2.  VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall compute the NAV per Acquiring Fund Share in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Acquiring Fund's Declaration of Trust, or By-laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

     3.  CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be     , 2005, or such later date as the
parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Acquired Fund and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Fund's records by such officers or one of the Acquired Fund's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.  REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the Acquired Fund to the Acquiring Fund, the Acquired Fund represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquired Fund is a business trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The Acquired Fund is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Acquired Fund's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Acquired Fund is a party or by which the Acquired Fund or any of its assets are bound;

         (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

         (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

         (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended October 31, 2004, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

         (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended April 30, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

         (h)(A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

            (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

            (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

            (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

            (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

            (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

            (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

            (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

            (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

            (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

            (K) The Acquired Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquired Fund Representation Certificate to be delivered pursuant to paragraph 7.4;

            (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

            (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

            (N) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

            (O) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

         (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

         (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

         (k) The Acquired Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund or the Acquired Fund of the transactions contemplated by this Agreement;

         (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

         (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

         (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (s) The tax representation certificate to be delivered by Acquired Fund to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Acquired Fund, the Acquiring Fund represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Fund and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (d) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (f) The Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Fund or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its assets is bound;

         (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Fund nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

         (h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2004 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

         (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended May 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

         (j)(A) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

            (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

            (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

            (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

            (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

            (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

            (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

            (H) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

            (I) The Acquiring Fund has delivered to Acquired Fund or made available to Acquired Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

            (J) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

            (K) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund Tax Representation Certificate to be delivered pursuant to paragraph 6.3;

            (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

            (M) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund's Tax books and records;

            (N) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law;

         (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

         (m) The Acquiring Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

         (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

         (p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Fund with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (r) The tax representation certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.  COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Acquired Fund will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Acquired Fund and the Acquiring Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

     6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 6 have been met, and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Fund and the Acquired Fund, concerning certain tax-related matters with respect to the Acquired Fund;

     6.4 The Board of Trustees of the Acquiring Fund shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Acquired Fund shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Fund and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund.

     7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Fund's Treasurer or Assistant Treasurer;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquired Fund shall have delivered to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Fund and the Acquired Fund, concerning certain tax-related matters with respect to the Acquired Fund; and

     7.5 The Board of Trustees of the Acquired Fund shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8.  FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Acquired Fund's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Acquired Fund and the Acquiring Fund and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code.

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

     9.  BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses). Each of the Acquired Fund and the Acquiring Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses).

     10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Acquired Fund each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11. TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

         (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

         (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

         (c) by resolution of the Acquiring Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

         (d) by resolution of the Acquired Fund's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

         (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to , 2006 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Fund, the Acquired Fund or the Acquired Fund, or the trustees or officers of the Acquired Fund, or the Acquiring Fund, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13. NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

     14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Fund and the Acquired Fund shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Fund and the Declaration of Trust of the Acquired Fund, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Fund and of the Acquired Fund and this Agreement has been executed by authorized officers of the Acquiring Fund and the Acquired Fund, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Fund and the Declaration of Trust of the Acquired Fund, respectively.

                                    * * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   PIONEER SMALL COMPANY FUND

By: -----------------------------------   By: -----------------------------------

Name: Christopher J. Kelley               Name: Osbert M. Hood
Title: Assistant Secretary                Title: Executive Vice President


Attest:                                   PIONEER SMALL CAP VALUE FUND


By: -----------------------------------   By: -----------------------------------

Name: Christopher J. Kelley               Name: Osbert M. Hood
Title: Assistant Secretary                Title: Executive Vice President

       Exhibit B -- Portfolio Management Discussion of Fund Performance
       ----------------------------------------------------------------

PIONEER SMALL COMPANY FUND
Performance Update 4/30/05

Class A Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to that of the Russell 2000 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer Small     Russell 2000
              Company Fund         Index
11/95              9428            10000
                  11383            11365
4/97              11638            11373
                  15868            16193
4/99              12087            14693
                  15300            17400
4/01              17317            16902
                  18888            18031
4/03              13453            14288
                  17827            20290
4/05              17904            21246

Average Annual Total Returns
(As of April 30, 2005)

                                             Public
                             Net Asset      Offering
Period                         Value       Price (POP)
------------------------------------------------------
Life-of-Class (11/2/95)         7.59%          6.93%
5 Years                         3.19           1.97
1 Year                          0.43          -5.35

                  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

                  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                  NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

                  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Index comparison begins 11/30/95. The Russell 2000 Index measures U.S. small-cap stocks. Index returns assume reinvestment of dividends and, Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PIONEER SMALL COMPANY FUND
Performance Update 4/30/05

Class B Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to that of the Russell 2000 Index.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer Small     Russell 2000
              Company Fund         Index
1/96             10000            10000
                 12026            11365
4/97             12209            11373
                 16522            16193
4/99             12505            14693
                 15714            17400
4/01             17637            16902
                 19110            18031
4/03             13516            14288
                 17757            20290
4/05             17667            21246

Average Annual Total Returns
(As of April 30, 2005)

Period                       If Held     If Redeemed
----------------------------------------------------
Life-of-Class (11/2/95)      6.79%           6.79%
5 Years                      2.37            2.37
1 Year                      -0.51           -4.16

                  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

                  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                  "If held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
                  (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details.
                  Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

                  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Index comparison begins 11/30/95. The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in an Index.

PIONEER SMALL COMPANY FUND
Performance Update 4/30/05

Class C Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to that of the Russell 2000 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer Small     Russell 2000
              Company Fund         Index
1/96            10000            10000
                11526            11085
4/97            11692            11092
                15832            15793
4/99            11951            14331
                14884            16971
4/01            16807            16486
                18147            17586
4/03            12801            13936
                16803            19790
4/05            16717            20722

Average Annual Total Returns
(As of April 30, 2005)

Period                       If Held     If Redeemed
----------------------------------------------------
Life-of-Class (1/31/96)      5.71%          5.71%
5 Years                      2.35           2.35
1 Year                      -0.51          -0.51

                  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

                  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                  "If held" results represent the percent change in net asset value per share. Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge
                  (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Returns would have been lower had sales charges been reflected.

                  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in an Index.

PIONEER SMALL COMPANY FUND
Performance Update 4/30/05

Class R Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to that of the Russell 2000 Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer Small     Russell 2000
              Company Fund         Index
1/95            10000            10000
                12026            11365
4/97            12262            11373
                16643            16193
4/99            12607            14693
                15881            17400
4/01            17881            16902
                19405            18031
4/03            13762            14288
                18248            20290
4/05            18315            21246

Average Annual Total Returns
(As of April 30, 2005)

Period                       If Held     If Redeemed
----------------------------------------------------
Life-of-Class (11/2/95)        7.17%         7.17%
5 Years                        2.89          2.89
1 Year                         0.36          0.36

                  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

                  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                  Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including retirement plan investors. The performance of Class R shares for the period prior to the commencement of operations of Class R shares on 4/1/03 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

                  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Index comparison begins 11/30/95. The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in an Index.

Portfolio Management Discussion
Pioneer Small Company Fund 4/30/05

    Price volatility stemming from investor uncertainty had a dampening effect on equity markets, including small-cap stocks, over the past six months. Underexposure to a few key sectors caused Fund performance to lag its benchmark. In the following discussion, co-managers Diego Franzin and Michael Rega review the forces affecting smallcap stocks and describe the strategies they pursued to cope with market volatility.

Q:  How did Pioneer Small Company Fund perform over this period?

A: For the six months ended April 30, 2005, Pioneer Small Company Fund's Class A shares returned -4.13% at net asset value. For the same period, the Russell 2000 Index, the Fund's benchmark, returned -0.15%, and the average return of the 609 funds in Lipper's Small-Cap Core Funds category was 1.87%. Much of the Fund's underperformance can be tied to the portfolio's underweighting in energy and utilities, two sectors that performed well over the period.

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  What was the investment background like over this period?

A: Investor anxiety about the state of the economy and rising interest rates intensified as the period rolled out. Equity markets reacted to uncertainty much as they did to actual news; buying was restrained in anticipation of Federal Reserve Board meetings, and even more so following rate hike announcements. Analysts also applied unusually close scrutiny to the texts of Federal Reserve Board statements. Within the small-company universe, there were spurts of strength among growth sectors, but traditional value areas were leaders overall.

Q:  How did this background affect your investment decisions?

A: We reduced exposure to financial companies, particularly banks, which make up a large part of our benchmark index. Rising short term interest rates have increased the cost of deposits, while long-term rates that banks charge for mortgages have been relatively flat; the result is a squeeze on profit margins. We also refocused REIT holdings into areas that may benefit from increases in energy prices and spending in biotechnology research.

Q:  Which stocks or sectors had a favorable impact on results?

A: Provident Senior Living, which invests in private-pay senior living facilities, rose sharply on the announcement of its pending acquisition by Ventas (not in the portfolio), a major health care REIT. Fund holdings among industrial companies also rose, reflecting a pick-up in demand for basic materials. Both Toro, which makes equipment for commercial and residential turf maintenance, and trucker Swift Transportation, contributed to Fund results.

    We took profits in Alaska Airlines as we cut commitments to regional airlines that are suffering from surging fuel costs. Prospects appeared better among freight carriers, which are seeing a surge in demand for transport of basic materials and finished goods. Shippers' contracts with freight carriers often contain rate-escalation provisions that are designed to mitigate the impact of higher fuel costs.

    We also recorded gains in Corn Products, a leading producer of starches and liquid sweeteners, when its valuation rose and the apparent downside exceeded potential for further gain. Corn Products later fell, following disappointing results caused by increased cost and negative moves in the corn futures market. Forest Oil, an oil exploration and production company, illustrates our stock selection process: we held off purchasing the stock until we were convinced that Forest's two-year program of upgrading its portfolio of properties was paying off. Shares have risen, reflecting improving operating results.

    Revitalized by the return of the former management team, Stage Stores, operators of Bealls, Peebles and other chains, extended its turnaround. Earlier, a series of unwise merchandise choices had disrupted results and driven the company into bankruptcy. Stage Stores sells nationally branded merchandise in small cities offering an upscale product line compared to competition such as Wal-Mart.

    Earnings at Ruby Tuesday, a chain of casual restaurants, lagged when the company dropped coupon programs and switched to more conventional advertising media. Management clearly articulated that it was going to give up short-term success in favor of stronger long-term results. The market focused on the near-term results, punishing the stock. This presented an investment opportunity with a favorable longer-term return profile.

    Lifeline Systems is another example of a Fund holding where we added value to the portfolio. The company is involved in the personal emergency response system industry. They are experiencing strong customer growth as America ages, along with shorter average recovery periods allowed at hospitals. Their product offers these individuals a greater sense of security as they return to their homes knowing medical assistance is close by. Once the service is purchased the monthly service fee paid by subscribers provides for steadier revenue streams.

Q:  What were some of the period's disappointments?

A: San Juan-based mortgage originator Oriental Financial Group felt the pressure of rising interest rates. Bad news affecting a peer company also pressured shares, as did talk of a possible bank tax in Puerto Rico. Biotech company Regeneron underperformed, posting average results for the time period. The stock, however, started to rally at the end of the period due to positive drug trial results.

    We eliminated shares of Rewards Network as subscriber rolls dwindled for its discount dining and hotel programs and management has struggled to maintain investor confidence. Sales of Artisan Technology's power converters, which are used in the manufacturing of network servers, were weaker than anticipated as demand for network servers lessened.

Q: What is your outlook for the months ahead, and how are you positioning the Fund?

A: Continued interest rate increases, the Federal Reserve Board's primary anti-inflation tool, might stifle small-caps because smaller companies often need access to capital. Such a development would lead us to reposition the portfolio more defensively. An end to rate hikes, signaling a slowing economy, could be negative for small companies as well. But a sagging economy and shrinking equity valuations might create a more favorable scenario for our value-focused investment approach.


    We believe that the occasional bursts of energy seen recently in small-cap growth sectors may eventually become more frequent. With that in mind, we have modestly increased the Fund's holdings among technology stocks to bring the Fund more in line with the benchmark. Historically a growth sector, technology valuations have contracted sharply, and many tech companies are now generating more interest. We are monitoring the sector closely, in the belief that growth will return at some point and present a very attractive opportunity that we would seek to take advantage of through careful stock selection.

Investment in small companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER SMALL CAP VALUE FUND
Performance Update 5/31/05

Class A Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to that of the Russell 2000 Value Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer
             Small Cap        Russell 2000
             Value Fund       Value Index
2/97             9422            10000
5/99            10769            12221
5/01            16592            15771
5/03            16265            16838
5/05            23904            25355

Average Annual Total Returns
(As of May 31, 2005)

                                               Public
                              Net Asset       Offering
Period                       Value (NAV)     Price (POP)
--------------------------------------------------------
Life-of-Class (2/28/97)          11.94%         11.14%
5 Years                          11.75          10.43
1 Year                           13.44           6.92

                  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

                  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                  POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

                  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PIONEER SMALL CAP VALUE FUND
Performance Update 5/31/05

Class B Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to that of the Russell 2000 Value Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer
             Small Cap        Russell 2000
             Value Fund       Value Index
2/97            10000            10000
5/99            11263            12221
5/01            17088            15771
5/03            16502            16838
5/05            23872            25355

Average Annual Total Returns
(As of May 31, 2005)

Period                        If Held      If Redeemed
------------------------------------------------------
Life-of-Class (2/28/97)         11.12%        11.12%
5 Years                         10.89         10.89
1 Year                          12.57          8.57

                  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

                  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                  "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. "If held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

                  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

                  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PIONEER SMALL CAP VALUE FUND
Performance Update 5/31/05

Class C Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to that of the Russell 2000 Value Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer
             Small Cap        Russell 2000
             Value Fund       Value Index
9/01            10000            10000
5/03            11393            11844
5/05            16498            17834

Average Annual Total Returns
(As of May 31, 2005)

Period                        If Held      If Redeemed
------------------------------------------------------
Life-of-Class (9/28/01)         14.61%        14.61%
1 Year                          12.66         12.66

                  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

                  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                  Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

                  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

PIONEER SMALL CAP VALUE FUND
Performance Update 5/31/05

Class R Shares
Investment Returns

The mountain chart below shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, compared to that of the Russell 2000 Value Index.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer
             Small Cap        Russell 2000
             Value Fund       Value Index
2/97            10000            10000
5/99            11302            12221
5/01            17244            15771
5/03            16749            16838
5/05            24606            25355

Average Annual Total Returns
(As of May 31, 2005)

Period                        If Held      If Redeemed
------------------------------------------------------
Life-of-Class (2/28/97)         11.53%        11.53%
5 Years                         11.42         11.42
1 Year                          13.37         13.37

                  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

                  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

                  The performance of Class R shares for the period prior to the commencement of operations of Class R shares on 4/1/03 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

                  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  The Russell 2000 Value Index measures the performance of the U.S. small-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Portfolio Management Discussion
Pioneer Small Cap Value Fund 5/31/05

   Market crosscurrents left little net change in the Fund's benchmark, the Russell 2000 Value Index, over the past six months. Nevertheless, value issues held up better than growth issues, as measured by the Russell 2000 Growth Index. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review the economic background and describe some of the factors that influenced Pioneer Small Cap Value Fund's performance.

Q: How did the Fund perform over this period?

A: For the six months ended May 31, 2005, Class A shares of the Fund returned
   -0.54% at net asset value. In comparison, the Russell 2000 Value Index, the Fund's benchmark returned -1.07%. The average return of the Fund's peers in the Lipper Small-Cap Core category returned -0.25% for the same period.

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Please describe market conditions for the period and how they affected small company stocks.

A: After a strong rally in last year's fourth quarter, U.S. equity markets ran into stiff headwinds during the first weeks of 2005. Trends were erratic for the rest of the period, with declines in January and April offsetting upswings in March and May. The changing environment for equities, with interest rates rising and oil prices setting records, led investors to favor larger-cap issues. That more cautious approach interrupted a long stretch of small-cap outperformance. Within the small-cap universe, value issues continued to prevail over growth.

Q: Which areas of the portfolio had a favorable impact on results?

A: As has been true for some time, holdings in the health care, energy and financial services sectors contributed positively to Fund returns. Chemed, best-known for its Roto-Rooter business, rose sharply, thanks to strong results at its Vitas division, the nation's largest hospice care company; new regulations favor home-based hospice treatment for terminally ill patients. PacifiCare also played a big role in Fund performance, as the government moved more Medicare beneficiaries to managed care plans. We trimmed holdings of Chemed and PacifiCare as valuations rose. The proposed acquisition of Provident Senior Living by Ventas, another senior living real estate investment trust, also boosted results. Pediatrix, which specializes in care for premature and very ill newborns, continued to perform well.

   Shares of the NASDAQ Stock Market rose in anticipation of its purchase of Instinet, an electronic exchange serving institutional investors. NASDAQ, led by an effective new CEO, continues to trim costs and take market share from competitors, including the New York Stock Exchange. Apollo Investment also added to returns. Apollo offers specialized financing for small- to mid-sized businesses that face difficulty in raising capital from traditional sources during periods of higher interest rates.

   Rising energy prices and favorable drilling developments extended the run of good results at Southwestern Energy. Gulfmark Offshore, which runs supply vessels for drillers in the North Sea, also benefited from increased energy demand. TODCO, whose contract rigs operate in the Gulf of Mexico, took advantage of higher oil prices to raise fees. We took some gains in Joy Global Equipment, which manufactures machinery and equipment for coal mining and other extractive industries.

   Jarden, a niche consumer products company, also delivered solid returns. Jarden acquires and refurbishes consumer brands -- examples include First Alert, Coleman Outdoor and Mr. Coffee -- that have been poorly managed or marketed, then distributes them through its well-established network.

Q: What areas held back performance?

A: Reluctance by corporations to invest in technology pressured Borland
   Software, as disappointing earnings brought a sharp decline in the company's shares. Borland, which designs enterprise software applications, enjoys strong brand recognition and continues to generate cash. Any recovery in tech spending would present an opportunity for Borland to implement its new business strategies.

   Hancock Fabrics has suffered from slow sales of sewing and home decor products as well as from unsuccessful merchandising strategies. A dividend reduction and poor year-over-year sales comparisons also drove down shares. We are awaiting evidence of a possible turnaround as a new management team works to address shortcomings.

   Two financial companies also disappointed. Quanta Capital, a start-up property and casualty insurance company, was hit by exceptionally large claims during last year's Florida hurricanes. The cost of building corporate infrastructure was another negative. Shares recently traded below book value, and we believe valuation will improve as the business matures and Quanta puts early losses behind it. Minneapolis-based brokerage Piper Jaffray's shares fell when first quarter earnings showed the impact of sluggishness in capital markets. Piper is working to bring costs in line and may restructure by consolidating divisions or selling business units.

   Slowing demand and weak pricing for newsprint drove down shares of Domtar, a Canadian paper company. In addition, the strong Canadian dollar hurt sales to the United States. Shares of GrafTech International were negatively impacted when the company increased prices for their graphite electrodes, but unfortunately volumes were down, disappointing investors.

Q: What is your outlook for the economy and the markets, and how have you positioned the Fund?

A: Although we anticipate continued economic expansion, repeated hikes in interest rates and mounting energy costs may be slowing the rate of U.S. economic growth. For that reason, we remain focused on companies that we think can do well without the impetus of a rapidly growing economy. We continue to see positive long-term prospects for the health care and energy sectors, but are attuned to expanded valuations in both areas. A moderating economy is not ideal for technology, but we are emphasizing solidly grounded companies in that sector that can perform well under a slower-growth scenario. Among financial issues, we favor diversified financial companies as well as commercial banks that stand to benefit from increased business activity.

   In the past, our selection process has led us to good companies that the market has ignored. The process has also allowed us to be patient in challenging times and to take advantage of undervalued equities when we find them.

Investing in small companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                                  18244-00-1005

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                             Your Proxy Vote is inportant!

                                             And now you can Vote your Proxy on
                                             the PHONE or the INTERNET.

                                             It saves Money! Telephone and
                                             Internet voting saves postage
                                             costs. Savings which can help
                                             minimize expenses.

                                             It saves Time! Telephone and
                                             Internet voting is instantaneous -
                                             24 hours a day.

                                             Its Easy! Just follow these simple
                                             steps:

                                             1. Read your proxy statement and
                                             and have your proxy card at hand.

                                             2. Call toll-free 1-866-241-6192,
                                             or go to website: http://vote.proxy
                                             -direct.com

                                             3. Follow the recorded or on-screen
                                             directions.

                                             4. Do not mail your Proxy Card when
                                             you vote by phone or Internet.



                  Please detach at perforation before mailing.






PROXY                   PIONEER SMALL COMPANY FUND                        PROXY

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 17, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PIONEER SMALL COMPANY FUND (the "Fund"). The undersigned hereby appoints Dorothy E. Bourassa, Christopher J. Kelley and David C. Phelan, and each of them (with full power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 2:00 p.m., Boston time, on January 17, 2006, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjournment or postponements thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment or postponements. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999


                           Note: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                           --------------------------------------
                           Signature(s) (Titles(s) if applicable)


                           --------------------------------------
                           Signature of joint owner, if any


                           --------------------------------------
                           Date



      PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT






                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.







NOTE:  YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your Board of Trustees recommends that you vote "FOR" Proposal 1.


PLEASE MARK VOTES AS IN THIS EXAMPLE:


1. To approve an Agreement and Plan of
   Reorganization.                              FOR       AGAINST      ABSTAIN


2. To transact such other business as
   may properly come before the meeting.






                   WE NEED YOUR VOTE BEFORE JANUARY 17, 2006.
                     PLEASE SIGN AND DATE THE REVERSE SIDE.
                                    15900_PIO

                          COMPUTERSHARE Fund Services

              PIONEER/ WO#15900: TOUCH-TONE TELEPHONE VOTING SCRIPT "PIONEER SMALL COMPANY FUND PROXY" (PSID) (FID)
                          EXPECTED MAIL DATE: 12/8/05
                     MEETING DATE: Tuesday, January 17, 2006
                   TEST CONTROL NUMBER (s): 900 99999 001 001
OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192 THE SHAREHOLDER WILL HEAR:

"Welcome! Please enter the number located in the shaded box on your proxy card."


WHEN THE SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

"This is the automated telephone voting site for the Special Meeting of Shareholders of the Pioneer Small Company Fund."

"Proposal 1:
To VOTE FOR, press 1.          AGAINST, press 9            ABSTAIN, press 0

AFTER THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3." "Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (vote for the proposal is given)." "To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."


IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR A REPEAT OF HOW THEY VOTED.

IF THE SHAREHOLDER PRESSES 2, HE/SHE WILL HEAR:

"Your vote has been canceled."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."


IF THE SHAREHOLDER PRESSES 3, HE/SHE WILL HEAR:

"Your vote has been saved."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."


If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL HE/SHE WILL HEAR:

"Thank you for voting."
Call is terminated.

May I please speak with:

For safety and accuracy, this call is being recorded.

I am calling to let you know that a special shareholders' meeting is scheduled for for January 17, 2005 for shareholders to vote on important proposals for the Pioneer Small Company Fund. Have you received your proxy package containing this important information?

Are you familiar with the proposals? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your full name and address for verification purposes?

The proposals have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareholder. The Board recommends that you vote "FOR" the proposals. Would you like to vote as they recommend?

Your vote has been recorded.  You have voted _____, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

----------------------------------------------------------------

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